JANUARY 31, 1997

                                [OVB FUNDS LOGO]

                          PORTFOLIOS OF THE ARBOR FUND

                                     ANNUAL
                                     REPORT
                                 TO SHAREHOLDERS

 [OVB FUNDS LOGO]

TABLE OF CONTENTS

Letter to Shareholders..............................1
Investment Adviser's Review.........................2
Management's Discussion & Analysis..................5
Report of Independent Accountants..................12
Financial Statements...............................13
Notice to Shareholders.............................46


THE OVB FUNDS:
[BULLET] ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR
         ANY OTHER GOVERNMENT AGENCY;
[BULLET] ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY ONE VALLEY
         BANK, N.A. OR ANY OF ITS AFFILIATES;
[BULLET] INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

SEI FINANCIAL SERVICES COMPANY, THE DISTRIBUTOR OF THE OVB FUNDS, IS NOT AFFILIATED WITH ONE VALLEY BANK, N.A. ONE VALLEY BANK, N.A. SERVES AS INVESTMENT ADVISER FOR THE OVB FUNDS.

                                                                      [OVB LOGO]

                                                                 JANUARY 31,1997

LETTER TO SHAREHOLDERS

[PHOTO OF DAVID LEE, PRESIDENT]

DEAR OVB FUNDS SHAREHOLDER:

FISCAL 1996 SAW CONTINUED GROWTH FOR THE OVB FAMILY OF FUNDS, BOTH IN THE NUMBER OF INVESTORS AND IN THE TOTAL ASSETS UNDER MANAGEMENT.

DURING THE YEAR, FOR EXAMPLE, TOTAL ASSETS OF THE OVB FUNDS GREW FROM $348.5 MILLION ON FEBRUARY 1, 1996 TO $483.5 MILLION AS OF JANUARY 31, 1997.

WE ARE PLEASED TO NOTE THAT A CONSIDERABLE PERCENTAGE OF THESE NEW ASSETS CAME FROM NEW INVESTORS, WHO HAVE DISCOVERED THE OVB FUNDS THROUGH A VARIETY OF AVENUES, INCLUDING MARKETING PROGRAMS, NEW INVESTMENT CHANNELS, OR WORD-OF-MOUTH RECOMMENDATIONS. WE WELCOME THESE NEW INVESTORS TO OUR INVESTMENT FAMILY, AND LOOK FORWARD TO SERVING THEM THROUGH OUR COMBINATION OF LOW-COST INVESTING, CONVENIENCE, AND EXPERIENCED PROFESSIONAL MANAGEMENT.

WE ARE ALSO PLEASED TO REPORT ON THIS YEAR'S SUCCESSFUL INTRODUCTION OF THE OVB FUNDS EQUITY INCOME PORTFOLIO. FROM ITS INCEPTION DATE ON AUGUST 2, 1996, THIS FUND QUICKLY GREW FROM $24 MILLION IN ASSETS TO OVER $40 MILLION AT YEAR-END. THIS RAPID GROWTH INDICATES THAT OUR INVESTORS RECOGNIZE THE VALUE OF A CONSERVATIVELY MANAGED FUND THAT SEEKS BOTH CURRENT INCOME AND LONG-TERM CAPITAL GROWTH.

ON BEHALF OF OUR INVESTMENT MANAGEMENT TEAM, WE THANK ALL OUR INVESTORS, NEW AND LONG-STANDING, FOR THEIR CONTINUED CONFIDENCE IN THE OVB FAMILY OF FUNDS.

/S/SIGNATURE

David Lee
President
The Arbor Fund

INVESTMENT ADVISER'S REVIEW

Following a year in which all three asset classes -- stocks, bonds, and money market instruments -- rose dramatically, fiscal 1996 saw continued upward movement, although to a lesser degree.
   The same was true for the portfolios of the OVB Funds, which all produced positive results, despite minor disappointments along the way.
   Given the uncertainties of the market, one of the most gratifying results of 1996 was the continued confidence demonstrated by investors in the OVB Funds. Over the course of the year, our growing family of shareholders added to their investments on a steady basis, regardless of the market's actions in the near-term.
   This indicates that our investors understand the value of remaining committed to the market for the long run. We believe this type of commitment is the key to positive long-term results.

                                                                      [OVB LOGO]

                                                                 JANUARY 31,1997

MONEY MARKET REVIEW
Money market funds continued to perform well in 1996, benefitting from a stable environment for short-term interest rates. In fact, while there were minor fluctuations throughout the year, short-term rates began and ended 1996 at about the same level.
   As in 1994, the money market sector actually outperformed the longer-term fixed income sector. For example, the Donoghue's First Tier Average delivered a total return of 4.84%, compared with a total return of 2.39% for the Lehman Government/Corporate Index.
   In the year ahead, we see a continuation of the current trend for short-term rates, which should move narrowly in the absence of any major action by the Federal Reserve Board. This scenario could change, of course, if economic growth or other market conditions spur the Fed to take more aggressive action.

BOND MARKET REVIEW
Fiscal 1996 was a disappointing year for bonds, particularly following the outstanding performance of 1995. Total returns for most bonds were barely positive, with the Lehman Government/Corporate Index showing a gain of less than 3% for the year.
   Ironically, this performance was not the result of any action by the Federal Reserve Board, which remained neutral throughout the year, but rather of the market's fear of Fed action. Investor nervousness over any positive economic signals created a self-fulfilling prophesy of higher market rates.
   Over the course of the year, investors pushed the ten-year Treasury Note from a yield of 5.60% to 6.40%, leading to a significant decline in prices.
   In the year to come, we believe the market will remain volatile, given the continued strength of the economy and the growing threat of at least minor tightening by the Federal Reserve Board. However, we don't anticipate a major rate hike during the year -- unless, of course, investors continue to play the role of a virtual Fed.
                                                                     (CONTINUED)

EQUITY MARKET REVIEW
After the spectacular gains of 1995, it was widely expected that the equity markets would take a breather in 1996. Instead, stocks continued their march upward, with the Dow Jones Industrial Average moving easily past 6000, and then 7000.
   It was, however, a somewhat difficult year for the nation's active fund managers, who struggled to keep up with a market that was pouring assets into passively-managed index funds. The result of this trend was that any issues fortunate enough to be listed on the S&P 500 were buoyed to new heights, while many mid-cap and small-cap issues found it difficult to win investor attention.
   Going forward, we believe there could be a change in leadership in the stock market, as investors realize that there are more than 500 stars in the equity universe, and that many of them offer much more favorable valuations than their larger counterparts.
   Cautionary indicators include continuing economic growth as indicated by the GDP and rising employment levels. This, along with concerns about "irrational exuberance" in the equity markets, could lead the Federal Reserve Board to take preemptive action on interest rates.

CONCLUSION
In short, fiscal year 1996 continued to demonstrate what it means to be an investor.
   Very often, being an investor means contending with a confusing array of contradictions, such as this year's demonstration that a good economy is bad news for bonds.
   It means having the patience to endure periodic downturns such as those of last summer, while waiting for the good days that make it all worthwhile.
   It means being an active participant in the business of America, hoping that profits will grow, and that debts will be paid in a timely manner.
   Above all, it means having confidence to set aside money today in hopes of greater rewards tomorrow.
   We believe that investing is an important part of the American fabric. And we feel privileged to serve those who continue to express their confidence in the future by investing through the OVB Family of Funds.

/S/ SIGNATURE

J. Randy Valentine
Senior Vice President
One Valley Bank

                                                                      [OVB LOGO]

                                                                 JANUARY 31,1997

MANAGEMENT'S DISCUSSION & ANALYSIS

THE OVB FUNDS PRIME
OBLIGATIONS PORTFOLIO
--------------------------------------------------------------------------------

SUB-ADVISER: WELLINGTON MANAGEMENT COMPANY LLP

For the fiscal year ended January 31, 1997, The OVB Funds Prime Obligations Portfolio, Class A, posted a total return of 5.11%, while Class B shares returned 4.85%. By comparison, the fund's benchmark, the IBC's First Tier Average, returned 4.84%.

A line graph depicting the comparison of change in the value of a $10,000 investment in the OVB Prime Obligation Money Market, Class A, versus the IBC/Donoghue First Tier Average

                              12/31/93  1/31/94   1/31/95   1/31/96   1/31/97
OVB Prime Obligation Money
   Market, Class A             $10,000  $10,025   $10,441   $11,031   $11,595
IBC/Donoghue First Tier
   Average                     $10,000  $10,022   $10,413   $10,978   $11,510

A line graph depicting the comparison of change in the value of a $10,000 investment in the OVB Prime Obligation Money Market, Class B, versus the IBC/Donoghue First Tier Average

                               2/28/94  1/31/95   1/31/96   1/31/97
OVB Prime Obligation Money
   Market, Class B             $10,000  $10,368   $10,927   $11,457
IBC/Donoghue First Tier
   Average                     $10,000  $10,370   $10,933   $11,462

   The Federal Reserve left short-term rates unchanged throughout the fiscal year. With the central bank anchoring short-term yields at 5.25%, yields on longer maturity instruments moved with the ebbs and flows of market psychology. Signs of stronger economic growth, even without the shadow of inflation, prompted the Fed to shift their bias toward raising rates later in the year. However, no action was taken.
   For most of the first half of the year, the fund sought extra yield by maintaining a longer average maturity. In the second half

                                                                     (CONTINUED)
of the year, we looked for opportunities to lengthen maturities still further when we felt the market prices fully discounted the Fed's outlook.
   Throughout the year, the portfolio's holdings consisted primarily of commercial paper and U.S. agency securities.
   Looking ahead, we see a continuation of the current environment for short-term instruments, and plan to keep maturities extended as long as the yield advantage remains strong.


THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 1997, The OVB Funds West Virginia Tax-Exempt Income Portfolio, Class A, posted a total return of 3.35%. For Class B shares, total return was 3.19%. By comparison, the fund's two benchmarks, the Lipper Intermediate Term Municipal Debt Funds Average and the Lipper General Municipal Debt Funds Average, returned 3.07% and 2.79%, respectively, for the period.
   The surprising strength of the economy weighed heavily on the municipal bond market during 1996. With 3.4% growth in the Gross Domestic Product for calendar year 1996, and increasing competition from the high-flying equity markets, municipals turned in a disappointing performance overall.
   On a positive note, the West Virginia Tax-Exempt Income Portfolio benefitted from an early decision to shorten average weighted maturity to about 15 years for most of 1996, compared with a range of up to 17 years during 1995. This adjustment to the maturity of the fund was a function of the shape of the tax-free yield curve. We felt that the fund was not going to be rewarded for its longer duration. This decision reduced the fund's vulnerability to falling prices.

A line graph depicting the comparison of change in the value of a $10,000 investment in the OVB West Virginia Tax-Exempt Income Fund, Class A and B, versus the Lehman Municipal Bond Index, the Lipper General Muni Debt Funds Average, and the Lipper Intermediate Muni Debt Funds Average

                              12/31/93  1/31/94   1/31/95   1/31/96   1/31/97
OVB West Virginia Tax-
   Exempt Income, Class A      $10,000  $10,094    $9,753   $11,085   $11,456
OVB West Virgina Tax-
   Exempt Income, Class B      $10,000  $10,092    $9,727   $11,016   $11,368
Lehman Municipal Bond Index    $10,000  $10,114    $9,754   $11,223   $11,655
Lipper General Municipal
   Debt Funds Average          $10,000  $10,113    $9,624   $10,972   $11,278
Lipper Intermediate Municipal
   Debt Funds Average          $10,000  $10,104    $9,842   $10,989   $11,326

                                                                      [OVB LOGO]

                                                                 JANUARY 31,1997

   The portfolio's commitment to superior quality was maintained throughout the year, and we continue to focus on insured and escrowed issues that offer strong credit quality and high degrees of liquidity.
   Looking ahead, we believe that West Virginia municipal securities continue to offer attractive current yields, particularly for those in higher income brackets. And, we believe that overall market conditions are improving, which should lead to better total returns in the coming year.

THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 1997, The OVB Funds Government Securities Portfolio, Class A, posted a total return of 1.83%. For Class B shares, total return was 1.69%. By comparison, the fund's two benchmarks, the Lehman Brothers Government/Corporate Index and the Lipper Intermediate Investment-Grade Debt Funds Average, returned 2.39% and 2.77%, respectively, for the period.
   The biggest story of 1996 was the continuing strength of the economy as measured by the Gross Domestic Product. The GDP's rise of 3.4% for the calendar year came as a considerable surprise to the fixed income markets, which had expected weaker growth in light of rising personal debt levels and bankruptcies. The result was total returns that were well below the coupon rates of most government securities.

A line graph depicting the comparison of change in the value of a $10,000 investment in the OVB Government Securities Fund, Class A and B, versus the Lehman Government/Corporate Index, the Lipper Intermediate Investment-Grade Debt Funds Average

                              12/31/93  1/31/94   1/31/95   1/31/96   1/31/97
OVB Government Securities
   Fund, Class A               $10,000  $10,100   $9,648    $11,398   $11,606
OVB Government Securities
   Fund, Class B               $10,000  $10,098   $9,631    $11,338   $11,530
Lehman Government/Corporate
   Index                       $10,000  $10,150   $9,834    $11,577   $11,854
Lipper Intermediate Investment-
   Grade Debt Funds Average    $10,000  $10,125   $9,789    $11,312   $11,625

   As fiscal 1996 began, the average weighted maturity of the Government Securities Portfolio was lengthened somewhat in anticipation of lower rates and a stronger taxable fixed income market. For most of the year, the average weighted maturity of the portfolio stood near the upper end of its range, at just under nine years. This strategy had worked well in 1995, but led to lower returns in the economic environment of 1996.
                                                                     (CONTINUED)

   Throughout the year, we maintained our strategy of investing primarily in government issues. Short-term returns may have been enhanced by exercising the fund's option to invest up to 35% of assets in non-government issues. However, it is our continued belief that investors have the right to expect that the fund will have the characteristics of a government portfolio. Therefore, our non-government investments generally averaged about 15% of assets.
   Looking ahead, we see conflicting signals in the government bond market for the year ahead.
   On the negative side, the continued strength in the equity markets not only draws assets away from the fixed income markets, but also contributes to a heightened sense of economic well-being on the part of consumers, encouraging further borrowing and spending.
   On the positive side, tax revenues are currently exceeding the rate of Federal spending so that, when debt interest is factored out, the government is actually running at a primary budget surplus.
   In addition, economic weakness in most of the largest industrialized nations is keeping inflation and interest rates at relatively low levels, and dampening export demand. This should help keep a lid on inflation in the U.S. further increasing the chance that the Federal Reserve Board will remain neutral or accommodative.
   Taken on balance, these factors appear to point to a more rewarding, though volatile, bond market in the coming year.


THE OVB FUNDS EMERGING
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 1997, The OVB Funds Emerging Growth Portfolio, Class A, posted a total return of 9.30%, compared with a 14.91% return for its benchmark, the Frank Russell 2000 Growth Index. For Class B shares, total return was 9.09%.
   For the first three quarters of the fiscal year, the fund performed well. However, in the final quarter earnings disappointments in the technology and telecommunications sectors, which represent approximately half of the portfolio's holdings, led to sharp corrections in a number of issues.
   In addition, investors in 1996 continued to favor the largest issues, to the exclusion of most small-company stocks. This is illustrated by the fact that all of the positive return for the 5300-company NASDAQ Composite Index was attributable to just 100 of the largest names.
   Despite these disappointments, the fund enjoyed excellent results from a number of its holdings, including technology companies such as Applied Graphics, Aspen Technologies, and Veritas Software; med-

                                                                      [OVB LOGO]

                                                                 JANUARY 31,1997

ical companies such as Jones Medical and Dura Pharmaceuticals, telecommunications companies such as ACC Corporation; retailers such as St. John Knits, and financial services companies such as Americredit Corp. In addition, the fund benefitted from a late-year surge in energy services holdings such as Marine Drilling, Falcon Drilling, and in natural gas provider Barrett Resources.

A line graph depicting the comparison of change in the value of a $10,000 investment in the OVB Emerging Growth Fund, Class A and B, versus the NASDAQ/OTC Index, and the Frank Russell 2000 Growth Index

                              12/31/93  1/31/94   1/31/95   1/31/96   1/31/97
OVB Emerging Growth
   Fund, Class A               $10,000  $10,325   $7,744    $11,261   $12,308
OVB Emerging Growth
   Fund, Class B               $10,000  $10,325   $7,714    $11,191   $12,208
NASDAQ/OTC Index               $10,000  $10,305   $9,723    $13,645   $17,766
Frank Russell 2000 Growth
   Index                       $10,000  $10,266   $9,558    $12,678   $14,569

   Looking ahead, we are aware that a correction in the large-cap sector could lead to declines across the board. However, we remain optimistic that the small-cap market will demonstrate its growth potential over the long term. And we will continue to view the market's current large-cap emphasis as an opportunity to build a portfolio of strong young companies that appear to be undervalued.

THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

For the fiscal year ended January 31, 1997, The OVB Funds Capital Appreciation Portfolio, Class A, posted a total return of 22.06%, compared with a 26.33% return for its benchmark, the Standard & Poor's 500 Composite Stock Index. For Class B shares, total return was 21.81%.
   For the better part of 1996, the fund performed well in relation to the benchmark. Its slight underperformance at year-end is attributable to weakness in its technology and telecommunications holdings, which declined in response to third-quarter decreases in corporate sales activity. In addition, the fund's relatively large component of mid-capitalization issues dampened performance as the market continued to focus on large-cap stocks.
   Along the way, however, many of the portfolio's holdings performed extremely

                                                                     (CONTINUED)
well. These included large healthcare companies such as American Home Products, Johnson & Johnson, Merck, and Pfizer, as well as technology leaders such as Intel, Lucent Technologies, Dell Computer, and Cisco Systems. In the financial services sector, the fund benefitted from gains in Citicorp, American Express, Federal National Mortgage Association, and Wells Fargo. Other strong performers included aerospace giant Boeing, and sneaker manufacturer Nike.

A line graph depicting the comparison of change in the value of a $10,000 investment in the OVB Capital Appreciation Fund, Class A and B, versus the Standard & Poor's 500 Composite Index

                              12/31/93  1/31/94   1/31/95   1/31/96   1/31/97
OVB Capital Appreciation
   Fund, Class A               $10,000  $10,203   $9,301    $13,143   $16,043
OVB Capital Appreciation
   Fund, Class B               $10,000  $10,204   $9,274    $13,066   $15,915
Standard & Poor's 500
   Composite Index             $10,000  $10,340  $10,395    $14,409   $18,203

   Near the end of the fiscal year, the fund purchased a number of oil field service issues, in the belief that this long-dormant industry is about to enter a positive cycle and offers exceptional values. Recent additions in this sector include Baker Hughes, Global Marine, Halliburton, and Schlumberger.
   Looking ahead, we believe that the favorable economic environment will continue to boost corporate profits, although not to the extent of the past two years. In addition, with valuations in the large-cap sector at historic highs, any earnings disappointments may be met with strong price corrections.
   We also believe that the market should soon begin to look beyond large-cap issues, and recognize that many outstanding values exist in the overlooked mid-cap sector. If this occurs, the fund is well positioned to take advantage of the change in market leadership.

                                                                      [OVB LOGO]

                                                                 JANUARY 31,1997

THE OVB FUNDS EQUITY
INCOME PORTFOLIO
--------------------------------------------------------------------------------

Since its inception on August 2, 1996, The OVB Funds Equity Income Portfolio, Class A, posted an annualized total return of 29.83% and a cumulative total return of 13.98%, compared with a 23.90% return for its benchmark, the S&P/BARRA Value Index. For Class B shares, annualized total return was 29.82% and cumulative total return was 13.98%.
   The Equity Income Portfolio has met with strong investor acceptance, growing from $24 million in assets at inception to over $40 million in assets by fiscal year-end.
   In its early months of existence, the portfolio held an exceptionally large proportion of fixed income instruments, which served to provide current income while the careful process of selecting stocks was underway. By the close of the fiscal year, the majority of assets had been rolled into stocks that met the fund's criteria for yield, value, and financial soundness.
   Among the portfolio's major holdings at fiscal year-end were such blue-chip names as BellSouth, Bristol-Myers Squibb, American Home Products, Amoco, Exxon, General Electric, and Citicorp. The common characteristics of these companies include strong balance sheets, valuable brand franchises, large market shares, long track records of predictable earnings, and management teams who are actively involved in day-to-day operations.
   Looking ahead, we believe that the historically low dividend yield of the S&P 500 Index points to the potential for a correction in large-cap issues. However, we believe that the fundamental reasons for owning large, well-established companies remain intact, and that our emphasis on stocks with below-average price/earnings ratios may help cushion against volatility. Therefore, we will view any market declines as opportunities to build our portfolio of companies which offer good value and exceptional yields.

A line graph depicting the comparison of change in the value of a $10,000 investment in the OVB Equity Income Fund, Class A and B, versus the S&P/BARRA Value Index, and the Lipper Equity Income Funds Average

                               8/31/96  1/31/97
OVB Equity Income
   Fund, Class A               $10,000  $11,330
OVB Equity Income
   Fund, Class B               $10,000  $11,319
S&P/BARRA Value Index          $10,000  $11,941
Lipper Equity Income Funds
   Average                     $10,000  $11,562

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE ARBOR FUND

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OVB Prime Obligations, OVB West Virginia Tax-Exempt Income, OVB Government Securities, OVB Emerging Growth, OVB Equity Income and OVB Capital Appreciation Portfolios (separately managed portfolios of The Arbor Fund, hereafter referred to as the "Fund") at January 31, 1997 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

     PRICE WATERHOUSE LLP
     Philadelphia, PA
     March 14, 1997

STATEMENT OF NET ASSETS
                                                                  [LOGO OMITTED]

                                                                JANUARY 31, 1997
--------------------------------------------------------------------------------
THE OVB FUNDS PRIME
OBLIGATIONS PORTFOLIO
--------------------------------------------------------------------------------
                               [PIE CHART OMITTED]
                           PLOT POINTS ARE AS FOLLOWS:
                             BANKER'S ACCEPTANCE 2%
                          FLOATING RATE INSTRUMENTS 12%
                     U.S. GOVERNMENT AGENCY OBLIGATIONS 10%
                      CERTIFICATE OF DEPOSIT BANK NOTES 20%
                             REPURCHASE AGREEMENT 5%
                              COMMERCIAL PAPER 51%
% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED
--------------------------------------------------------------------------------
                                    FACE AMT.    VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 51.2%
Banking -- 6.0%
   Bank of Scotland
     5.300%, 05/12/97               $3,000     $2,956
   National Bank of Canada
     5.410%, 07/21/97                3,000      2,923

--------------------------------------------------------------------------------
   TOTAL BANKING                                5,879
--------------------------------------------------------------------------------
Financial Services-- 30.0%
   Bear Stearns
     5.310%, 02/13/97                3,000      2,995
   Corporate Receivables
     5.350%, 03/20/97                3,000      2,979
   Enterprise Funding
     5.360%, 04/28/97                3,000      2,962
   Eureka Securities
     5.380%, 03/25/97                2,500      2,481
   Island Finance
     5.360%, 04/25/97                3,110      3,072
   Kitty Hawk Funding
     5.380%, 03/03/97                3,000      2,987
--------------------------------------------------------------------------------
                                    FACE AMT.    VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Financial Services (continued)
   Ranger Funding
     5.380%, 02/28/97               $3,000     $2,988
   Rose Funding
     5.500%, 02/24/97                3,000      2,989
   Unifunding
     5.380%, 04/21/97                3,000      2,965
   Westpac Capital
     5.300%, 05/09/97                3,000      2,957
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                    29,375
--------------------------------------------------------------------------------
Industrial-- 14.2%
   American Brands
     5.300%, 04/02/97                1,500      1,485
   Chrysler Financial
     5.350%, 02/13/97                3,000      2,995
   Cie de Saint Gobain
     5.310%, 04/28/97                3,000      2,962
   Ciesco
     5.350%, 02/26/97                3,500      3,487
   General Motors Acceptance
     5.495%, 07/14/97                3,000      2,925
--------------------------------------------------------------------------------
   TOTAL INDUSTRIAL                            13,854
--------------------------------------------------------------------------------
Utilities-- 1.0%
   National Fuel and Gas
     5.380%, 02/20/97                1,000        997
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                997
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER (COST $50,105)       50,105
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.7%
   FFCB
     5.600%, 06/03/97                3,000      2,999
   FHLMC
     5.394%, 04/17/97                  440        435
   FNMA
     5.306%, 02/04/97 (A)            6,000      6,000
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST $9,434)                                9,434
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
THE OVB FUNDS PRIME
OBLIGATIONS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
FLOATING RATE INSTRUMENTS -- 12.3%
   Bank One, Columbus
     5.230%, 02/04/97 (A)           $3,000     $2,997
   Key Bank
     5.380%, 02/03/97 (A)            3,000      2,998
   People's Security Life
     5.670%, 05/01/97 (A)            3,000      3,000
   SMM Trust 1996-I
     5.488%, 03/03/97 (A)            1,000      1,000
   Travelers Insurance
     5.687%, 05/01/97 (A)            2,000      2,000
--------------------------------------------------------------------------------
   TOTAL FLOATING RATE INSTRUMENTS
     (COST $11,995)                            11,995
--------------------------------------------------------------------------------
BANKER'S ACCEPTANCE -- 2.0%
   Corestates Bank
     5.350%, 04/14/97                2,000      1,979
--------------------------------------------------------------------------------
   TOTAL BANKER'S ACCEPTANCE (COST $1,979)      1,979
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT/BANK NOTES -- 20.1%
   Bank of Tokyo - Mitsubishi
     5.460%, 02/05/97                3,000      3,000
   BankAmerica, Illinois
     5.490%, 04/07/97                1,700      1,700
   Banque National de Paris
     5.400%, 03/10/97                4,000      4,000
   Chase Manhattan Bank
     5.500%, 07/01/97                3,000      3,000
   First National Bank of Boston
     5.470%, 02/12/97                3,000      3,000
   Southtrust Bank, Central Carolina
     5.500%, 04/30/97                2,000      2,000
   Svenska Handelsbanken
     5.430%, 05/19/97                3,000      3,000
--------------------------------------------------------------------------------
   TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
     (COST $19,700)                            19,700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.8%
   Lehman Brothers
     5.55%, dated 01/31/97, matures
     02/03/97, repurchase price
     $4,679,163 (collateralized by
     U.S. Treasury obligation,
     par value $25,335,000, 0.000%,
     matures 08/15/20, market
     value $4,869,387)               $4,677  $  4,677
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT (COST $4,677)     4,677
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS-- 100.1% (COST $97,890)   97,890
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1%)
   Other Assets and Liabilities, Net              (88)
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             (88)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     90,308,263 outstanding shares of
     beneficial interest                       90,308
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     7,501,264 outstanding shares of
     beneficial interest                        7,501
   Accumulated net realized loss
     on investments                                (7)
--------------------------------------------------------------------------------
   TOTAL NET ASSETS-- 100.0%                  $97,802
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A          $1.00
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B          $1.00
--------------------------------------------------------------------------------
(A) Floating Rate Instrument.  Rate reflected on the Statement of Net
    Assets is the rate in effect on January 31, 1997. The date shown is the next reset date.
FFCB   Federal Farm Credit Bank
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

                                                                 [LOGO OMITTTED]

                                                                JANUARY 31, 1997

THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO
                               [PIE CHART OMITTED]
                           PLOT POINTS ARE AS FOLLOWS:
                               MUNICIPAL BONDS 99%
                               CASH EQUIVALENTS 1%
% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED

--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.6%
 West Virginia -- 97.6%
   Beckley, Industrial
     Development Authority,
     Beckley Water Project, RB
     7.000%, 10/01/17               $1,000     $1,069
   Beckley, Nursing Facility
     Health Care
     Project, RB
     6.000%, 09/01/12                  310        312
   Beckley, Sewage System
     Refunding, RB
     6.750%, 10/01/25                  400        408
   Berkeley County,
     Board of Education,
     GO, BIG
     7.375%, 04/01/03                  425        485
   Berkeley County,
     Board of Education,
     GO, FGIC
     5.000%, 06/01/06                  500        501
     4.500%, 06/01/09                1,440      1,337
     4.125%, 06/01/10                  600        526
   Berkeley County, Sewer
     System Refunding,
     RB, MBIA
     5.625%, 10/01/19                  895        893
--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
West Virginia (continued)
   Brooke County,
     Board of Education,
     GO, AMBAC
     8.800%, 08/01/97               $  255     $  262
     9.000%, 08/01/98                   15         16
     8.500%, 08/01/99                  500        552
   Brooke County, Tyler
     Wetzel Project, RB
     7.400%, 08/15/10                1,675      1,964
   Brooke Pleasant,
     Tyler Wetzel County,
     Single Family Mortgage, RB
     5.000%, 08/15/10                  500        476
   Cabell County,
     Board of Education,
     GO, MBIA
     6.500%, 05/01/03                  150        165
     6.600%, 05/01/04                1,000      1,114
   Cabell, Putnam, &
     Wayne Counties,
     Single Family Mortgage, FGIC
     7.375%, 04/01/10                  250        284
     7.375%, 04/01/11                  440        510
   Charleston County,
     Community Parking
     Facilities Authority, RB
     6.000%, 12/01/10                  300        301
     0.000%, 12/01/26                5,000        619
   Charleston, Parking
     Facility Improvements
     Project, RB, Ser A
     7.000%, 06/01/16                1,080      1,158
   Charleston, Public
     Housing Authority, RB
     5.000%, 02/01/99                  100        102
   Clarksburg, Water Refunding &
     Improvements, RB
     6.100%, 09/01/04                  450        486
     6.200%, 09/01/05                  500        541
     6.250%, 09/01/19                  430        438
   Crab Orchard-Macarthur,
     Public Service
     District Sewer Project,
     RB, AMBAC
     5.500%, 10/01/25                  500        485
   Fayette County,
     Pollution Control
     Union Carbide Project, RB
     5.200%, 02/01/98                  182        183
   Greenbrier County,
     Public Service
     District Sewer Project,
     RB, MBIA
     5.850%, 10/01/15                  700        718
   Greenbrier County,
     Public Service
     District Sewer
     Project, RB
     5.625%, 10/01/19                  500        497

                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
 West Virginia (continued)
   Harrison County,
     Board of Education,
     GO, FGIC
     6.200%, 05/01/04               $  850     $  928
     6.400%, 05/01/07                  175        195
   Harrison County, Solid Waste
     Disposal,Monongahela Power
     Company, RB, Ser A, AMT
     6.875%, 04/15/22                2,150      2,327
   Harrison County, Solid Waste
     Disposal, Potomac Edison
     Project, Ser B, RB, AMBAC
     6.250%, 05/01/23                  400        411
   Harrison County, Solid Waste
     Disposal, RB, MBIA
     6.300%, 05/01/23                  200        207
   Harrison County, Solid Waste
     Disposal, West Penn Power
     Harrison Project, Ser B,
     RB, AMT
     6.300%, 05/01/23                  500        514
   Harrison County, United
     Hospital Center, RB, AMBAC
     4.550%, 04/01/02                1,000        991
   Huntington County, Sewer System
     Refunding, RB, FSA
     5.375%, 11/01/23                1,000        956
   Jackson County, Residential
     Mortgage, RB, FGIC
     7.375%, 06/01/10                  420        472
   Kanawha County, Building
     Commission, Charleston Area
     Medical Center Project, RB
     6.250%, 12/01/98                   50         51
   Kanawha County, Building
     Commission, Charleston Area
     Medical Center Project,
     Ser A, RB, AMBAC
     7.500%, 11/01/08                1,000      1,105
   Kanawha County, Building
     Commission, Charleston Area
     Medical Center Project,
     Ser A, RB, MBIA
     7.100%, 06/01/13                  200        206
   Kanawha County, Residential
     Mortgage, RB, FGIC
     7.375%, 09/01/10                  630        704
     7.375%, 09/01/11                  285        327
   Kanawha County, Single
     Family Mortgage,
     RB, FGIC
     7.100%, 12/01/99                   15         16
     7.300%, 12/01/04                  805        923
     7.400%, 12/01/10                  185        214

--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
West Virginia (continued)
   Kanawha, Mercer & Nicholas
     Counties, Single Family
     Mortgage, RB, Prerefunded
     02/01/14 @ 89.8452
     0.000%, 02/01/15               $2,000     $  655
   Kanawha, Putnam County
     Huntington/Charleston,
     Single Family Mortgage,
     RB, Ser A
     0.000%, 12/01/16                2,000        623
   Logan County, Health Care
     Center Project, RB
     8.000%, 12/01/16                  690        821
   Marion County, Single Family
     Mortgage, RB, FGIC
     7.100%, 08/01/99                  135        144
   Marion County, Single Family
     Mortgage, RB, FGIC
     7.375%, 08/01/11                  495        572
   Marshall County, Pollution
     Control, Ohio Power Project,
     Ser B, RB, MBIA
     5.450%, 07/01/14                  800        788
   Marshall County, Pollution
     Control, Ohio Power Project,
     Ser C, RB, MBIA
     6.850%, 06/01/22                1,000      1,076
   Marshall County, Special
     Obligation Refunding, GO
     6.500%, 05/15/10                  855        904
   Mason County, Pollution Control,
     Ohio Power Project, Ser B,
     RB, AMBAC
     5.450%, 12/01/16                1,270      1,238
   Mason County, Single Family
     Mortgage, Principal Custody
     Receipts, RB, FGIC
     5.000%, 08/01/11                  335        313
   Mason County, Single Family
     Mortgage, RB, FGIC
     7.400%, 08/01/11                  608        695
   Mingo County, Board of Education,
     GO, AMBAC
     9.700%, 10/01/97                  340        353
   Monongalia County, Board of
     Education, GO, MBIA
     7.000%, 04/01/03                1,000      1,120
   Monongalia County, Single
     Family Mortgage, RB
     7.200%, 03/01/11                1,280      1,419
   Morgantown, Building
     Commission Municipal Lease,
     RB, MBIA
     5.750%, 01/01/19                  250        253
   Morgantown, Waterworks
     Project, RB, BIG
     8.100%, 10/01/97                  255        262

                                                                  [logo omitted]

                                                                JANUARY 31, 1997
--------------------------------------------------------------------------------
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
 West Virginia (continued)
   Ohio County, Board of Education,
     GO, MBIA
     5.250%, 06/01/16               $1,070     $1,043
     5.250%, 06/01/17                  830        808
   Parkersburg, Waterworks & Sewer
     System Project, RB, FSA
     5.800%, 09/01/19                1,600      1,616
   Pea Ridge, Public Service
     District Sewer Project,
     Ser 1994, RB, AMBAC
     7.000%, 05/01/20                   10         11
   Pleasants County, Pollution
     Control, Monongahela Power
     Project, Ser C, RB, AMBAC
     6.150%, 05/01/15                1,000      1,041
   Pleasants County, Pollution
     Control, Potomac Edison
     Project, RB, AMBAC
     6.150%, 05/01/15                  500        521
   Pleasants County, Pollution
     Control, West Penn Power,
     RB, AMBAC
     6.150%, 05/01/15                  500        521
   Pleasants County, Pollution
     Control, West Penn Power
     Project, RB
     6.125%, 11/01/07                  500        500
   Pleasants County, Potomac
     Edison Project, RB, MBIA
     6.150%, 05/01/15                1,000      1,041
   Putnam County, Pollution
     Control Revenue,
     Appalachian Power Project,
     Ser D, RB, AMBAC
     5.450%, 06/01/19                  700        678
   Raleigh County, Board of
     Education, GO, MBIA
     8.375%, 04/01/98                  500        526
   Raleigh County, Parkway
     Economic Development &
     Tourism Authority, Tamarack
     Project, RB, Ser 1994
     6.600%, 06/01/05                  480        517
   Raleigh, Fayette & Nicholas
     Counties, Special
     Obligation Bonds
     6.150%, 08/01/03                  100        108
     6.250%, 08/01/11                  795        858
   South Charleston, GO
     5.700%, 09/01/97                  105        106
   South Charleston,
     Herbert J. Thomas Memorial
     Hospital Project, RB,
     Prerefunded 10/01/98 @ 102
     8.000%, 10/01/04                  500        542

--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
West Virginia (continued)
   South Charleston, Herbert J.
     Thomas Memorial Hospital
     Project, Ser A, RB, MBIA
     5.500%, 10/01/09               $1,020     $1,031
   Wayne County, Board of
     Education, GO, AMBAC
     8.000%, 06/01/99                  500        542
   Webster County, Multifamily
     Housing, Circlebrook Project,
     Ser A, RB
     6.500%, 04/01/18                1,010      1,043
   West Virginia State Board of
     Regents, RB, MBIA
     5.900%, 04/01/04                  385        411
   West Virginia State Board of
     Regents, RB, Ser B, MBIA
     7.250%, 04/01/03                   50         54
   West Virginia State Board of
     Regents, RB, MBIA
     6.000%, 04/01/04                  720        746
   West Virginia State Building
     Commission, Lottery
     Revenue, RB
     5.500%, 07/01/07                1,000      1,030
     5.250%, 01/01/09                2,000      1,993
   West Virginia State College,
     RB, AMBAC
     5.875%, 04/01/05                  900        951
     6.000%, 04/01/06                  425        457
     6.000%, 04/01/07                  425        456
     6.000%, 04/01/12                  890        929
   West Virginia State Economic
     Development Tourism Authority,
     Ser B, RB, FGIC
     4.625%, 07/01/19                  900        928
   West Virginia State Hospital
     Finance Authority, Cabell
     County Project, RB
     7.875%, 01/01/19                  200        218
   West Virginia State Hospital
     Finance Authority, Charleston
     Area Medical Center Project,
     Ser A, RB
     6.500%, 09/01/23                3,275      3,426
   West Virginia State Hospital
     Finance Authority, Linked
     Bears and Bulls, RB, MBIA
     6.100%, 01/01/18                1,300      1,318
   West Virginia State Hospital
     Finance Authority, University
     Medical Center Project,
     RB, Callable 01/01/02 @ 102,
     MBIA
     5.900%, 01/01/06                  680        720
                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
 West Virginia (continued)
   West Virginia State Hospital
     Financing Authority, Charleston
     Area Medical Center Project,
     Ser A, RB
     6.500%, 09/01/16               $  625     $  655
   West Virginia State Hospital
     Financing Authority,
     University Hospitals Project,
     Callable  06/01/03 @102,
     RB, MBIA
     5.400%, 06/01/11                  500        498
   West Virginia State Housing
     Development Fund, Ser E, RB
     6.250%, 11/01/12                1,000      1,023
   West Virginia State Parkways
     Economic Development & Tourism
     Authority, RB, FGIC
     4.800%, 05/15/00                  850        861
     0.000%, 07/01/03                  250        183
     0.000%, 05/15/07                  500        293
     5.800%, 05/15/13                  140        142
   West Virginia State School
     Building Authority, Capital
     Improvement, RB, Ser B, MBIA
     5.750%, 07/01/15                1,000      1,006
     6.750%, 07/01/17                2,000      2,133
   West Virginia State School
     Building Authority, RB, MBIA
     5.250%, 07/01/99                  100        103
     6.250%, 07/01/01                  500        536
     6.950%, 07/01/03                  200        217
     7.250%, 07/01/15                  560        620
   West Virginia State School
     Building Authority, Ser 1994,
     RB, MBIA
     5.625%, 07/01/02                  100        105
   West Virginia State University
     Project, RB, AMBAC
     6.000%, 04/01/07                  400        425
     6.000%, 04/01/12                  700        731
   West Virginia State Water
     Development Authority Loan
     Program II, Ser A, RB, FSA
     5.500%, 11/01/23                  625        604
   West Virginia State Water
     Development Authority Loan
     Program II, Ser A, RB
     7.300%, 11/01/11                  475        538
   West Virginia State Water
     Development Authority Loan
     Program II, Ser A-II,
     RB, FSA
     6.050%, 11/01/13                1,000      1,016

--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
West Virginia (continued)
   West Virginia State Water
     Development Authority Loan
     Program II, Ser B, RB, FSA
     5.375%, 11/01/25               $  785     $  745
   West Virginia State Water
     Development Authority Loan
     Program, Capital Guaranty
     Custodial Receipts
     7.500%, 11/01/29                  500        552
   West Virginia State Water
     Development Authority Loan
     Program, Ser A, RB
     7.000%, 11/01/11                  800        875
   West Virginia State Water
     Development Authority Loan
     Project II, Ser A, RB,
     Prerefunded 11/01/01 @ 102
     4.400%, 11/01/31                  200        202
   West Virginia State Water
     Development Authority,
     Ser A, RB
     7.700%, 11/01/29                1,500      1,691
   West Virginia State Water
     Development Authority,
     Ser A-I, RB, FSA
     5.250%, 11/01/21                  795        743
   West Virginia State Water
     Development Authority, Sewer
     System Loan Program, RB
     7.100%, 11/01/09                1,350      1,534
   West Virginia State Water
     Development Authority Loan
     Program II, Ser A, RB
     7.400%, 11/01/19                  455        518
   West Virginia State Water
     Development Authority, RB, FSA
     5.800%, 11/01/12                  450        455
   West Virginia State, Building
     Commission Lease, Regional
     Jail & Correction Facility
     Project, Ser A, RB, MBIA
     6.500%, 07/01/00                  105        111
   West Virginia State, GO,
     Ser A, FGIC
     5.750%, 11/01/21                1,340      1,345
     5.250%, 11/01/26                1,150      1,094
   West Virginia State, GO
     5.250%, 06/01/97                  130        131
     5.700%, 06/01/98                  500        503
     6.000%, 06/01/98                   15         15
     4.000%, 02/01/99                   15         15
     6.000%, 06/01/02                  180        183

                                                                  [Logo Omitted]

                                                                JANUARY 31, 1997
--------------------------------------------------------------------------------
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
 West Virginia (continued)
   West Virginia State, Housing
     Development Authority,
     Ser A, RB
     5.450%, 11/01/21               $  135     $  128
   West Virginia State, Housing
     Development Fund, BIG
     7.375%, 11/01/05                  500        513
   West Virginia State, Housing
     Development Fund, RB
     6.100%, 11/01/99                   15         15
     6.000%, 12/15/08                  600        617
     6.000%, 12/15/09                  600        616
   West Virginia State, Housing
     Development Fund, Ser A, RB
     6.700%, 05/01/08                  210        219
     6.700%, 11/01/08                  265        277
     6.700%, 05/01/09                  275        285
     6.700%, 11/01/09                  285        296
   West Virginia State, Housing
     Development Fund, Ser A,
     RB, AMBAC
     5.500%, 11/01/11                  530        517
   West Virginia State, Housing
     Development Fund, Ser E, RB
     6.350%, 05/01/24                1,375      1,397
   West Virginia University,
     Marshall Library
     Project, RB, AMBAC
     5.750%, 04/01/16                1,000      1,008
   West Virginia Water Development
     Authority Loan Program II,
     Ser A, RB, FSA
     5.750%, 11/01/29                  150        150
   West Virginia Water Development
     Authority Loan Program II,
     Ser B, RB, FSA
     5.375%, 11/01/25                  920        873
   Wheeling, Waterworks &
     Sewage System,
     Ser B, RB, FGIC
     6.450%, 12/01/07                1,000      1,086
     6.650%, 12/01/15                1,100      1,206
--------------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                         96,479
--------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS (COST $92,959)        96,479
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      SHARES    VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS -- 1.4%
   SEI Tax Exempt Trust Tax
     Free Portfolio                  1,360   $  1,360
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS
      (COST $1,360)                             1,360
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS-- 99.0%
       (COST $94,319)                          97,839
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.0%
   Other Assets and Liabilities, Net              971
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             971
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on 9,307,773
     outstanding shares of
     beneficial interest                       89,400
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 622,560
     outstanding shares of
     beneficial interest                        6,108
   Accumulated net realized loss
     on investments                              (218)
   Net unrealized appreciation
     on investments                             3,520
--------------------------------------------------------------------------------
   TOTAL NET ASSETS-- 100.0%                  $98,810
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE -- CLASS A        $9.95
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B         $9.95
--------------------------------------------------------------------------------
AMT     Alternative Minimum Tax
AMBAC   American Municipal Bond Assurance Company
BIG     Bond Investors Guaranty
FGIC    Financial Guaranty Insurance Company
FSA     Financial Security Assurance
GO      General Obligation
MBIA    Municipal Bond Insurance Association
RB      Revenue Bond
Ser     Series

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
                               [PIE CHART OMITTED]
                           PLOT POINTS ARE AS FOLLOWS:
                            CORPORATE OBLIGATIONS 1%
                               MUNICIPAL BONDS 8%
                          U.S. TREASURY OBLIGATIONS 20%
                        COMMON STOCKS/PREFERRED STOCKS 5%
                             REPURCHASE AGREEMENT 2%
                     U.S. GOVERNMENT AGENCY OBLIGATIONS 64%
% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED
--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 63.3%
   FFCB
     5.690%, 03/03/00               $2,000     $1,969
     8.400%, 12/01/05                1,500      1,659
   FFCB MTN
     5.800%, 12/18/00                  400        389
     6.150%, 03/03/03                1,000        979
     6.900%, 09/08/15                  600        584
   FHLB
     8.030%, 12/19/97                  300        306
     8.020%, 08/14/98                1,000      1,030
     7.040%, 05/24/99                  500        510
     8.375%, 10/25/99                  750        792
     7.780%, 10/19/01                  500        527
     6.380%, 04/29/03                1,660      1,613
     5.440%, 10/15/03                  815        767
     6.410%, 12/29/03                  500        487
     7.310%, 06/16/04                  400        416
     8.160%, 10/01/04                  450        463
     8.090%, 12/28/04                  400        436

--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
   FHLB (continued)
     8.125%, 03/07/05               $1,000     $1,025
     8.000%, 08/16/10                1,000      1,000
   FHLB MTN
     6.880%, 04/26/00                  500        508
     5.990%, 10/01/03                  500        477
     7.030%, 05/06/11                  500        506
   FHLMC
     6.900%, 04/04/03                  500        500
     8.640%, 10/14/09                  400        415
     7.500%, 11/01/09                6,106      6,205
     8.000%, 03/24/10                  500        508
   Financing Corporation
     8.600%, 09/26/19                  500        571
   FNMA
     6.390%, 12/09/03                1,000        975
     6.320%, 12/23/03                  400        389
     8.250%, 10/12/04                  500        515
   Housing Urban Development 92a
     Scranton, Taxable,
     Callable 08/01/02 @ 100
     7.800%, 08/01/10                  400        423
   Housing Urban Development
     94a Abilene, Taxable,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                  160        164
   Housing Urban Development
     94a Barberton, Taxable,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                  520        530
   Housing Urban Development
     94a Egg Harbor, Taxable,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                  160        162
     7.180%, 08/01/13                  220        224
   Housing Urban Development
     94a Ocean Shores, Taxable,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                  225        224
   Housing Urban Development
     94a Pohatcong Township,
     Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  240        239
   Housing Urban Development
     94a Providence,
     Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  130        131
   Housing Urban Development
     94a Roanoke, Taxable,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                  100        102
   Housing Urban Development
     94a Tacoma, Taxable,
     Callable 08/01/03 @ 100
     7.080%, 08/01/11                  365        365

                                                                  [Logo Omitted]

                                                                JANUARY 31, 1997
--------------------------------------------------------------------------------
THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   Housing Urban Development 94a-I Montgomery,
     Taxable, Callable 08/01/03 @ 100
     6.930%, 08/01/08               $   55     $   56
   Private Export Funding
     7.300%, 01/31/02                2,100      2,181
     6.240%, 05/15/02                  250        248
     7.950%, 11/01/06                1,500      1,583
   TVA
     6.250%, 08/01/99                  700        698
     8.375%, 10/01/99                2,000      2,105
     7.450%, 10/15/01                2,000      2,033
     6.875%, 01/15/02                  500        501
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
     (COST $38,222)                            38,490
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 19.9%
   U.S. Treasury Bonds
     9.375%, 02/15/06                  175        202
     8.375%, 08/15/08                1,160      1,277
     8.750%, 11/15/08                  300        335
     9.125%, 05/15/09                  300        344
     7.500%, 11/15/24                  500        537
   U.S. Treasury Notes
     7.000%, 04/15/99                  831        849
     8.750%, 08/15/00                  416        449
     8.000%, 05/15/01                1,831      1,950
     7.500%, 11/15/01                1,500      1,574
     7.500%, 05/15/02                1,169      1,232
     7.875%, 11/15/04                1,000      1,085
     7.625%, 02/15/07                1,000      1,046
   U.S. Treasury STRIPS
     0.000%, 11/15/18                2,500        549
     0.000%, 11/15/20                1,400        267
     0.000%, 02/15/25                3,000        440
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
     (COST $11,970)                            12,136
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 8.3%
   Berkeley County, WV IRS
     Computer Center Facility
     Project, Ser 1994,
     Taxable, RB
     7.900%, 07/15/03                  640        678
   Berkeley County, WV IRS
     Computer Center
     Facility Project,
     Taxable, RB
     7.950%, 07/15/04                  590        619
--------------------------------------------------------------------------------
                                FACE AMT.(000)/  VALUE
DESCRIPTION                         SHARES       (000)
--------------------------------------------------------------------------------
   Chicago Heights, IL, Ser B,
     Taxable GO, Callable
     12/01/12 @ 100
     7.550%, 12/01/13               $1,000     $1,048
   Fairview, MN Hospital &
     Health Care Services,
     Ser B, Refunding Taxable
     RB, MBIA, Callable
     11/15/03 @ 102
     7.000%, 11/15/15                  670        690
   Gardena, CA Financing Agency,
     Taxable RB, Prerefunded
     07/01/03 @ 102
     9.250%, 07/01/13                  200        228
   Henry County, GA Water & Sewer
     Authority, Ser B, Taxable
     RB, AMBAC
     6.000%, 02/01/04                  250        240
     6.000%, 02/01/05                  220        210
     6.700%, 02/01/11                  200        192
   Las Vegas, NV Fremont Street
     Project, Taxable GO, Callable
     07/01/03 @ 101, FGIC
     7.200%, 07/01/15                  800        810
   San Bernardino County,
     CA COP, Taxable,
     Prerefunded 03/01/04 @ 102
     8.500%, 03/01/14                  275        310
--------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS
     (COST $4,932)                              5,025
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 1.1%
   American Heavy Lift Title XI
     7.180%, 06/01/17                  200        195
   General Electric Capital MTN
     6.020%, 12/15/03                  500        483
--------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS
     (COST $700)                                  678
--------------------------------------------------------------------------------
COMMON STOCK -- 4.2%
   Electric Services -- 3.9%
     Allegheny Power System          8,300        254
     American Electric Power         6,200        257
     CMS Energy                     10,000        335
     Dominion Resources of Virginia  6,200        246
     Duke Power                      5,000        234
     FPL Group                       4,200        186
     LG&E                           20,000        485
     Public Service of Colorado      6,200        242
     Union Electric Power            4,200        160
--------------------------------------------------------------------------------
   TOTAL ELECTRIC SERVICES                      2,399
--------------------------------------------------------------------------------



                                                                     (CONTINUED)

 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  SHARES/FACE  VALUE
DESCRIPTION                        AMT. (000)   (000)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
   Telephone Communications -- 0.3%
     SBC Telecommunications          3,300    $   181
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $2,293)             2,580
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
   Merrill Lynch                     6,800        200
--------------------------------------------------------------------------------
   TOTAL PREFERRED STOCK (COST $175)              200
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
   Lehman Brothers
      5.08%, dated 01/31/97, matures
      02/03/97, repurchase price
      $961,287
      (collateralized by U.S.
      Treasury obligation,
      par value $656,521,
      11.250%, matures
      02/15/15, market value
      $993,262)                       $961        961
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT (COST $961)         961
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS-- 98.7% (COST $59,253)    60,070
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.3%
   Other Assets and Liabilities, Net              774
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             774
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                                     (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on 6,049,559
     outstanding shares of
     beneficial interest                      $58,246
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 187,303
     outstanding shares of
     beneficial interest                        1,827
   Accumulated net realized loss
     on investments                               (46)
   Net unrealized appreciation
     on investments                               817
--------------------------------------------------------------------------------
   TOTAL NET ASSETS-- 100.0%                  $60,844
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE -- CLASS A        $9.76
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B         $9.77
--------------------------------------------------------------------------------
AMBAC   American Municipal Bond Assurance Company
COP     Certificate of Participation
FFCB    Federal Farm Credit Bank
FGIC    Financial Guaranty Insurance Company
FHLB    Federal Home Loan Bank
FHLMC   Federal Home Loan Mortgage Corporation
FNMA    Federal National Mortgage Association
GO      General Obligation
MBIA    Municipal Bond Insurance Association
MTN     Medium-Term Note
RB      Revenue Bond
Ser     Series
STRIPS  Separate Trading of Registered Interest and Principal of Securities
TVA     Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

                                                                  [Logo Omitted]
                                                                JANUARY 31, 1997

--------------------------------------------------------------------------------
THE OVB FUNDS EMERGING
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                           PLOT POINTS ARE AS FOLLOWS:
                             REPURCHASE AGREEMENT 1%
                                COMMON STOCKS 99%
% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%
   Aircraft -- 1.8%
     BE Aerospace*                    41,500    $1,102
--------------------------------------------------------------------------------
   Apparel/Textiles -- 5.2%
     Sport-Haley*                     85,000     1,190
     St. John Knits                   42,000     1,911
--------------------------------------------------------------------------------
   TOTAL APPAREL/TEXTILES                        3,101
--------------------------------------------------------------------------------
   Communications Equipment-- 9.1%
     Act Networks*                    43,100     1,325
     Pairgain Technologies*           25,400     1,040
     Premiere Technologies*           51,700     1,331
     Uniphase*                        40,000     1,745
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                5,441
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
   Computer Software -- 18.7%
     Aspen Technology*                18,900   $ 1,403
     Indus Group*                     37,100       909
     McAfee Associates*               41,550     2,420
     MDSI Mobile Data Solutions*      30,400       581
     Project Software & Development*  30,200     1,352
     Transaction Systems Architects*  40,300     1,073
     Veritas Software*                39,225     2,040
     Visio*                           26,400     1,356
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                      11,134
--------------------------------------------------------------------------------
   Computers & Services -- 7.4%
     Ciber*                           41,000     1,281
     Cotelligent Group*               26,500       518
     Harbinger*                       35,600     1,433
     Whittman-Hart*                   58,800     1,191
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                    4,423
--------------------------------------------------------------------------------
   Drugs -- 8.8%
     Bio-Technology General*          80,000     1,350
     Dura Pharmaceuticals*            42,700     1,793
     Jones Medical                    32,300     1,227
     Medicis Pharmaceutical, Class A* 14,100       902
--------------------------------------------------------------------------------
   TOTAL DRUGS                                   5,272
--------------------------------------------------------------------------------
   Electrical Technology -- 3.0%
     SBS Technologies*                25,000       763
     Viisage Technology*              90,000     1,046
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL TECHNOLOGY                   1,809
--------------------------------------------------------------------------------
   Entertainment -- 1.7%
     Penske Motorsports*              18,600       539
     Speedway Motorsports*            20,000       470
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                           1,009
--------------------------------------------------------------------------------
   Financial Services -- 2.6%
     Americredit*                     77,500     1,540
--------------------------------------------------------------------------------
   Medical Products & Services -- 2.2%
     Chad Therapeutics*               87,447     1,290
--------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
THE OVB FUNDS EMERGING
GROWTH PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Oil & Gas Well Equipment -- 12.3%
     Falcon Drilling*               37,550    $ 1,413
     Halter Marine*                 43,000        699
     Hvide Marine*                  20,000        498
     Marine Drilling*              101,600      1,683
     Parker Drilling *              58,500        570
     Seacor Holdings*               21,600      1,269
     Trico Marine Services*         26,200      1,225
--------------------------------------------------------------------------------
   TOTAL OIL & GAS WELL EQUIPMENT               7,357
--------------------------------------------------------------------------------
   Petroleum & Fuel Products-- 3.0%
     Barrett Resources*             45,850      1,771
--------------------------------------------------------------------------------
   Printing & Publishing -- 3.4%
     Applied Graphics Technologies* 73,600      2,006
--------------------------------------------------------------------------------
   Real Estate Investment Trust -- 0.9%
     First Union Real Estate        42,000        567
--------------------------------------------------------------------------------
   Schools -- 1.2%
     Computer Learning Centers*     25,400        737
--------------------------------------------------------------------------------
   Semi-Conductors/Instruments-- 12.2%
     ANADIGICS*                     19,300      1,028
     CFM Technologies*              31,400      1,115
     Cyrix                          24,000        618
     ESS Technology*                44,000      1,425
     SDL*                           22,800        519
     Triquint Semiconductor*        21,500        779
     Ultratech Stepper*             40,700      1,099
     Vitesse Semiconductor*         13,000        713
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS            7,296
--------------------------------------------------------------------------------
   Telephones & Telecommunication -- 2.4%
     ACC*                           43,950      1,406
--------------------------------------------------------------------------------
   Wholesale -- 4.0%
     Fresh America*                 33,400        635
     MSC Industrial Direct*         45,200      1,752
--------------------------------------------------------------------------------
   TOTAL WHOLESALE                              2,387
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $44,196)          59,648
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
   Lehman Brothers
     5.08%, dated 01/31/97, matures
     02/03/97, repurchase price
     $753,491 (collateralized by
     U.S. Treasury obligation,
     par value $514,605, 11.250%,
     matures 02/15/15,
     market value $778,554)          $753  $      753
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
     (COST $753)                                  753
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS-- 101.2%
      (COST $44,949)                           60,401
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.2%)
   Other Assets and Liabilities, Net             (718)
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES            (718)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization--no
   par value) based on 4,531,915
   outstanding shares of
   beneficial interest                         41,786
Portfolio shares of Class B
   (unlimited authorization--no
   par value) based on 307,236
   outstanding shares of
   beneficial interest                          3,348
Accumulated net realized loss
   on investments                                (903)
Net unrealized appreciation
   on investments                              15,452
--------------------------------------------------------------------------------
   Total Net Assets-- 100.0%                  $59,683
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE -- CLASS A   $12.34
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE -- CLASS B   $12.24
-------------------------------------------------------------------------------
* Non-income producing securities

The accompanying notes are an integral part of the financial statements.

                                                                  [Logo Omitted]

                                                                JANUARY 31, 1997
--------------------------------------------------------------------------------
THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                           PLOT POINTS ARE AS FOLLOWS:
                             REPURCHASE AGREEMENT 1%
                                COMMON STOCKS 99%
% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED


--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.7%
   Aircraft -- 3.5%
     Boeing                         29,335     $3,143
     Rockwell International*        17,500      1,151
--------------------------------------------------------------------------------
   TOTAL AIRCRAFT                               4,294
--------------------------------------------------------------------------------
   Apparel/Textiles -- 1.9%
     Nike                           35,400      2,403
--------------------------------------------------------------------------------
   Banks -- 5.6%
     Chase Manhattan                11,600      1,073
     Citicorp                       26,500      3,084
     Wells Fargo                     9,000      2,743
--------------------------------------------------------------------------------
   TOTAL BANKS                                  6,900
--------------------------------------------------------------------------------
   Communications Equipment-- 3.4%
     ADC Telecommunications*        36,400      1,306
     Tellabs*                       71,000      2,924
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT               4,230
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
   Computer Networking Products -- 4.2%
     Ascend Communications*         21,000     $1,462
     Cisco Systems*                 53,000      3,697

--------------------------------------------------------------------------------
   TOTAL COMPUTER NETWORKING PRODUCTS           5,159
--------------------------------------------------------------------------------
   Computer Software -- 1.3%
     Microsoft*                      6,000        612
     Sterling Commerce*             29,700      1,006
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                      1,618
--------------------------------------------------------------------------------
   Computers & Services -- 6.6%
     Dell Computer*                 27,600      1,825
     Gateway 2000*                  20,000      1,223
     Quantum*                       58,500      2,223
     Seagate Technology*            55,000      2,833
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                   8,104
--------------------------------------------------------------------------------
   Drugs -- 14.3%
     American Home Products         36,000      2,282
     Astra, Class A, ADR*           46,000      2,202
     Biochem*                       41,000      2,301
     Johnson & Johnson              46,000      2,651
     Merck                          35,400      3,213
     Pfizer                         23,400      2,173
     SmithKline Beecham             38,200      2,760
--------------------------------------------------------------------------------
   TOTAL DRUGS                                 17,582
--------------------------------------------------------------------------------
   Electrical Technology -- 1.4%
     Electronics for Imaging*       18,000      1,670
--------------------------------------------------------------------------------
   Financial Services -- 7.3%
     American Express               37,800      2,358
     FHLMC                          40,000      1,210
     First Data                     61,000      2,196
     FNMA                           68,700      2,714
     Merrill Lynch                   7,000        590
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     9,068
--------------------------------------------------------------------------------
   Household Products -- 1.5%
     Gillette                       22,600      1,842
--------------------------------------------------------------------------------
   Insurance -- 3.6%
     AIG                             9,400      1,139
     MGIC Investment                28,500      2,102
     SunAmerica                     25,000      1,153
--------------------------------------------------------------------------------
   TOTAL INSURANCE                              4,394
--------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Medical Products & Services -- 3.6%
     Boston Scientific*             47,500    $ 3,242
     Medtronic                      18,000      1,233
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES            4,475
--------------------------------------------------------------------------------
   Miscellaneous Business Services -- 2.8%
     Computer Sciences*             16,000      1,132
     CUC International*             96,000      2,376
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES        3,508
--------------------------------------------------------------------------------
   Office Equipment -- 1.8%
     Ikon Office Solutions          50,000      2,200
--------------------------------------------------------------------------------
   Oil & Gas Well Equipment-- 15.3%
     Baker Hughes                   65,000      2,535
     Ensco International*           45,000      2,481
     Global Marine*                140,000      3,133
     Halliburton                    38,000      2,750
     Rowan*                        109,000      2,752
     Schlumberger                   27,100      3,011
     Tidewater                      47,000      2,209
--------------------------------------------------------------------------------
  TOTAL OIL & GAS WELL EQUIPMENT               18,871
--------------------------------------------------------------------------------
   Retail -- 2.8%
     CVS                            55,000      2,379
     TJX                            28,500      1,133
--------------------------------------------------------------------------------
   TOTAL RETAIL                                 3,512
--------------------------------------------------------------------------------
   Semi-Conductors/Instruments-- 12.3%
     Altera*                        28,000      1,211
     Analog Devices*                86,666      2,503
     Applied Materials*             54,000      2,666
     Intel                          22,500      3,651
     Teradyne*                      81,000      2,501
     Texas Instruments              33,500      2,626
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS           15,158
--------------------------------------------------------------------------------
   Specialty Machinery -- 1.0%
     U.S. Filter*                   32,500      1,247
--------------------------------------------------------------------------------
   Telephones & Telecommunication-- 5.5%
     L.M. Ericsson Telephone ADR*   55,600      1,872
     Lucent Technologies            64,000      3,472
     Nokia, Class A ADR             21,600      1,445
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION         6,789
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $84,072)         123,024
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
   Lehman Brothers
     5.08%, dated 01/31/97, matures
     02/03/97, repurchase price
     $1,204,032 (collateralized by
     U.S. Treasury obligation,par
     value $822,308, 11.250%,
     matures 02/15/15, market
     value $1,244,082)             $1,204    $ 1,204
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
     (COST $1,204)                             1,204
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS-- 100.7%
     (COST $85,276)                          124,228
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.7%)
   Other Assets and Liabilities, Net            (873)
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES            (873)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on 7,727,445
     outstanding shares of
     beneficial interest                       74,497
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 293,257
     outstanding shares of
     beneficial interest                        3,695
   Distributions in excess of net
     investment income                            (55)
   Accumulated net realized gain
     on investments                             6,266
   Net unrealized appreciation
     on investments                            38,952
--------------------------------------------------------------------------------
   TOTAL NET ASSETS-- 100.0%                 $123,355
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE -- CLASS A       $15.38
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B        $15.28
--------------------------------------------------------------------------------
* Non-income producing securities
ADR    American Depository Receipt
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

                                                                  [Logo Omitted]

                                                                JANUARY 31, 1997
--------------------------------------------------------------------------------
THE OVB FUNDS EQUITY
INCOME PORTFOLIO
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                           PLOT POINTS ARE AS FOLLOWS:
                                COMMON STOCK 80%
                          U.S. TREASURY OBLIGATIONS 6%
                             REPURCHASE AGREEMENT 7%
                               PREFERRED STOCK 7%
% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 80.2%
   Aerospace & Defense -- 2.8%
     Boeing                            252      $  27
     General Motors, Class H         5,000        294
     Rockwell International          6,000        395
     United Technologies             7,000        488
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                    1,204
--------------------------------------------------------------------------------
   Automotive -- 1.3%
     Chrysler                       15,700        548
--------------------------------------------------------------------------------
   Banks -- 3.5%
     Bankers Trust                   4,000        340
     Chase Manhattan                 4,000        370
     Citicorp                        3,500        407
     PNC Bank                       10,000        398
--------------------------------------------------------------------------------
   TOTAL BANKS                                  1,515
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
   Chemicals -- 1.7%
     Hercules                        9,000     $  397
     Witco                          12,000        357
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                754
--------------------------------------------------------------------------------
   Containers & Packaging -- 0.9%
     Crown Cork & Seal               7,000        403
--------------------------------------------------------------------------------
   Cosmetics, Soaps & Toiletries -- 2.7%
     Colgate-Palmolive               4,000        387
     International Flavors &
       Fragrances                    8,000        355
     Procter & Gamble                3,500        404
--------------------------------------------------------------------------------
   TOTAL COSMETICS, SOAPS & TOILETRIES          1,146
--------------------------------------------------------------------------------
   Drugs -- 4.9%
     American Home Products         13,200        837
     Bristol-Myers Squibb            3,500        445
     Johnson & Johnson              10,000        576
     Pharmacia & Upjohn              7,000        261
--------------------------------------------------------------------------------
   TOTAL DRUGS                                  2,119
--------------------------------------------------------------------------------
   Electric Services -- 8.6%
     Cinergy                        11,000        380
     CMS Energy                     10,000        335
     Dominion Resources of Virginia 18,000        713
     DTE Energy                     10,000        314
     Entergy                        12,000        323
     FPL Group                       6,500        288
     Illinova                       12,000        317
     LG&E                           13,000        315
     Southern                       32,900        720
--------------------------------------------------------------------------------
   TOTAL ELECTRIC SERVICES                      3,705
--------------------------------------------------------------------------------
   Electronic & Other Electrical Equipment -- 1.7%
     General Electric                7,000        721
--------------------------------------------------------------------------------
   Financial Services -- 2.8%
     Beneficial                      6,000        404
     FHLMC                          14,000        424
     FNMA                           10,000        395
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     1,223
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
THE OVB FUNDS EQUITY
INCOME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco-- 2.4%
     General Mills                   5,000     $  339
     H.J. Heinz                     17,000        684
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO               1,023
--------------------------------------------------------------------------------
   Gas/Natural Gas -- 7.7%
     AGL Resources                  15,000        313
     Consolidated Natural Gas        6,000        334
     El Paso Natural Gas             8,000        431
     KN Energy                       9,000        350
     MCN                            12,000        389
     National Fuel & Gas            10,000        423
     Washington Gas Light           15,000        332
     Williams                       18,400        738
--------------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                        3,310
--------------------------------------------------------------------------------
   Insurance -- 5.2%
     American General               10,000        399
     Jefferson Pilot                10,000        590
     Marsh & McLennan                3,500        377
     Safeco                         10,000        380
     Travelers                       9,333        489
--------------------------------------------------------------------------------
   TOTAL INSURANCE                              2,235
--------------------------------------------------------------------------------
   Machinery -- 0.5%
     Pall                           10,000        224
--------------------------------------------------------------------------------
   Medical Products & Services -- 1.4%
     Baxter International            7,000        323
     C.R. Bard                      10,000        283
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES              606
--------------------------------------------------------------------------------
   Office Equipment -- 0.7%
     Xerox                           5,000        293
--------------------------------------------------------------------------------
   Paper & Paper Products -- 0.5%
     Tambrands                       5,000        205
--------------------------------------------------------------------------------
   Petroleum Refining -- 5.9%
     Amoco                           7,300        635
     Atlantic Richfield              4,000        529
     Exxon                           6,000        622
     Occidental Petroleum           15,000        383
     Texaco                          3,500        371
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                     2,540
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
--------------------------------------------------------------------------------
   Printing & Publishing -- 2.1%
     McGraw-Hill                    12,000     $  597
     Tribune                         8,000        306
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                    903
--------------------------------------------------------------------------------
   Real Estate Investment Trust-- 10.6%
     Cali Realty                    14,000        462
     Camden Property Trust          14,000        378
     Carr Realty                    15,000        437
     Centerpoint Properties Trust   13,000        423
     CWM Mortgage Holdings          15,000        326
     Duke Realty Investments        12,000        476
     Liberty Property Trust         16,000        412
     National Golf Properties       13,000        397
     Post Properties                10,000        415
     Public Storage                 16,000        468
     Security Capital Pacific Trust 16,000        380
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST           4,574
--------------------------------------------------------------------------------
   Retail -- 0.9%
     Sears Roebuck                   8,000        384
--------------------------------------------------------------------------------
   Semi-Conductors/Instruments -- 0.8%
     AMP                             8,000        326
--------------------------------------------------------------------------------
   Telephones & Telecommunication-- 5.4%
     Alltel                         12,000        386
     Bellsouth                      16,800        746
     GTE                             8,000        376
     SBC                             9,000        494
     Sprint                          8,000        326
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION         2,328
--------------------------------------------------------------------------------
   Transportation Services-- 1.6%
     CSX                            14,500        703
--------------------------------------------------------------------------------

                                                                  [Logo Omitted]

                                                                JANUARY 31, 1997
--------------------------------------------------------------------------------
THE OVB FUNDS EQUITY
INCOME PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHARES/FACE    VALUE
DESCRIPTION                        AMT. (000)    (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Water Utilities -- 3.6%
     American Water Works           29,000     $  674
     Aquarion                        6,100        171
     IWC Resources                   2,000         64
     Southern California Water      29,000        653
--------------------------------------------------------------------------------
   TOTAL WATER UTILITIES                        1,562
--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS (COST $30,798)          34,554
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 7.2%
     Georgia Power                  15,000        371
     J.P. Morgan                     7,000        351
     MCI                            20,000        500
     Merrill Lynch                  15,000        441
     Microsoft                       8,000        666
     TVA                            15,000        388
     US West                        15,000        371
--------------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS (COST $3,061)         3,088
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 5.8%
   U.S. Treasury Bill
     5.270%, 05/01/97              $   500        494
   U.S. Treasury Bond
     6.000%, 08/15/99                1,000        999
   U.S. Treasury Note
     6.250%, 07/31/98                1,000      1,006
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
     (COST $2,492)                              2,499
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
   Morgan Stanley
     5.52%, dated 01/31/97, matures
     02/03/97, repurchase price
     $2,822,889 (collateralized
     by FNMA obligation, par value
     $3,099,000, 8.500%, matures
     08/01/11, market value
     $2,908,355)                     2,822      2,822
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
     (COST $2,822)                              2,822
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS-- 99.7%
     (COST $39,173)                            42,963
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                VALUE
DESCRIPTION                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- 0.3%
   Other Assets and Liabilities, Net           $  121
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             121
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on 3,701,778
     outstanding shares of
     beneficial interest                       37,882
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 133,901
     outstanding shares of
     beneficial interest                        1,411
   Accumulated net realized gain
     on investments                                 1
   Net unrealized appreciation
     on investments                             3,790
--------------------------------------------------------------------------------
   TOTAL NET ASSETS-- 100.0%                  $43,084
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE -- CLASS A       $11.23
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B        $11.24
--------------------------------------------------------------------------------
FHLMC   Federal Home Loan Mortgage Corporation
FNMA    Federal National Mortgage Association
TVA     Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED JANUARY 31, 1997


                                                                          (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------

                                                   PRIME OBLIGATIONS                  WEST VIRGINIA TAX-EXEMPT
                                                       PORTFOLIO                          INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                   2/1/96 TO 1/31/97                      2/1/96 TO 1/31/97
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income ......................                $5,263                                $3,180
   Dividend Income ......................                    --                                    --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME ............                 5,263                                 3,180
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Administrator Fees ...................                   192                                   110
   Investment Advisory Fees .............                   240                                   247
   Less: Investment Advisory Fees Waiver                   (158)                                  (47)
   Sub-Advisory Fees ....................                    72                                    --
   Custodian Fees .......................                    12                                     6
   ProfessionaL Fees ....................                    24                                    22
   Registration & Filing Fees ...........                     9                                     9
   Printing Expenses ....................                    11                                     7
   Trustee Fees .........................                    10                                     4
   Pricing Fees .........................                     1                                     6
   Distribution Fees (1) ................                    17                                    13
   Transfer Agency Fees .................                    53                                    43
   Amortization of Organization Costs ...                     6                                     6
   Miscellaneous Expenses ...............                     1                                     1
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .......................                   490                                   427
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME (LOSS) .......                 4,773                                 2,753
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) From Securities Sold             --                                   (53)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ......                    --                                 2,317
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss)
     on Investments .....................                    --                                 2,264
====================================================================================================================================
   Increase in Net Assets Resulting
     From Operations ....................                $4,773                                $5,017
====================================================================================================================================

(1) Distribution Fees are only incurred on Class B shares.


                                The accompanying notes are an integral part of the financial statements.



                                                                                                                      [Logo Omitted]

                                                                                                                    JANUARY 31, 1997



                                                                          (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------

                                            GOVERNMENT SECURITIES    EMERGING GROWTH    CAPITAL APPRECIATION        EQUITY INCOME
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                              2/1/96 TO 1/31/97     2/1/96 TO 1/31/97     2/1/96 TO 1/31/97        8/2/96 TO 1/31/97
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income .....................           $3,601                 $123                   $167                    $226
   Dividend Income .....................              132                   17                    889                     506
------------------------------------------------------------------------------------------------------------------------------------
     TOTALINVESTMENT INCOME ............            3,733                  140                  1,056                     732
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Administrator Fees ..................              114                  113                    209                      33
   Investment Advisory Fees ............              426                  535                    993                     120
   Less: Investment Advisory Fees Waiver             (183)                 (96)                  (270)                     (8)
   Sub-Advisory Fees ...................               --                   --                     --                      --
   Custodian Fees ......................                9                    8                     13                       3
   Professional Fees ...................               22                   20                     29                       5
   Registration & Filing Fees ..........                9                    4                      5                      14
   Printing Expenses ...................                7                    9                     14                       2
   Trustee Fees ........................                6                    6                     11                       2
   Pricing Fees ........................                1                   --                     --                       1
   Distribution Fees (1) ...............                4                    8                      8                       1
   Transfer Agency Fees ................               45                   45                     56                      20
   Amortization of Organization Costs ..                6                    6                      6                       2
   Miscellaneous Expenses ..............               13                    1                      3                       1
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ......................              479                  659                  1,077                     196
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME (LOSS) ......            3,254                 (519)                   (21)                    536
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) From Securities Sold       32                3,935                  9,585                       1
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .....           (2,140)               3,217                 15,858                   3,790
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss)
     on Investments ....................           (2,108)               7,152                 25,443                   3,791
====================================================================================================================================
   Increase in Net Assets Resulting
     From Operations ...................           $1,146               $6,633                $25,422                  $4,327
====================================================================================================================================

(1) Distribution Fees are only incurred on Class B shares.


                              The accompanying notes are an integral part of the financial statements.

                                                          30 & 31

STATEMENT OF CHANGES IN NET ASSETS




                                                                                                                      [Logo Omitted]

                                                                                                                    JANUARY 31, 1997

FOR THE PERIOD ENDED JANUARY 31

                                                                             (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           PRIME OBLIGATIONS
                                                                              PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                   2/1/96 TO 1/31/97    2/1/95 TO 1/31/96
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income .......................                       $4,773               $5,058
   Net Realized Gain (Loss) from Securities Sold                           --                   --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .............                           --                   --
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM INVESTMENT OPERATIONS ................                        4,773                5,058
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income:
     Class A ...................................                       (4,444)              (4,935)
     Class B ...................................                         (329)                (123)
   Net Realized Gains:
     Class A ...................................                           --                   --
     Class B ...................................                           --                   --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS: ........................                       (4,773)              (5,058)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued .............................                      170,977              222,222
     Shares Issued in Lieu of Cash Distributions                            1                   --
     Shares Redeemed ...........................                     (165,337)            (214,858)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS ..................                        5,641                7,364
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued .............................                       14,171                8,627
     Shares Issued in Lieu of Cash Distributions                          244                   85
     Shares Redeemed ...........................                      (13,068)              (3,226)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS ..................                        1,347                5,486
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ..................                        6,988               12,850
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....                        6,988               12,850
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year ...........................                       90,814               77,964
------------------------------------------------------------------------------------------------------------------------------------
   End of Year .................................                      $97,802              $90,814
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued .............................                      170,977              222,222
     Shares Issued in Lieu of Cash Distributions                            1                   --
     Shares Redeemed ...........................                     (165,337)            (214,858)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARE TRANSACTIONS ............                        5,641                7,364
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued .............................                       14,171                8,627
     Shares Issued in Lieu of Cash Distributions                          244                   85
     Shares Redeemed ...........................                      (13,068)              (3,226)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS ............                        1,347                5,486
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS ....................                        6,988               12,850
====================================================================================================================================

                         The accompanying notes are an integral part of the financial statements.




                                                                                                                      [Logo Omitted]

                                                                                                                    JANUARY 31, 1997

                                                                                       (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
                                                            WEST VIRGINIA TAX-EXEMPT                  GOVERNMENT SECURITIES
                                                                INCOME PORTFOLIO                            PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                       2/1/96 TO 1/31/97  2/1/95 TO 1/31/96     2/1/96 TO 1/31/97  2/1/95 TO 1/31/96
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income .......................          $ 2,753            $ 1,846                 $ 3,254             $ 3,343
   Net Realized Gain (Loss) from Securities Sold              (53)                (3)                     32                 125
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .............            2,317              2,701                  (2,140)              6,459
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM INVESTMENT OPERATIONS ................            5,017              4,544                   1,146               9,927
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income:
     Class A ...................................           (2,511)            (1,696)                 (3,166)             (3,302)
     Class B ...................................             (242)              (150)                    (88)                (41)
   Net Realized Gains:
     Class A ...................................               --                 --                      --                  --
     Class B ...................................               --                 --                      --                  --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS: ........................           (2,753)            (1,846)                 (3,254)             (3,343)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued .............................           62,118             13,270                  30,767              12,560
     Shares Issued in Lieu of Cash Distributions               --                 --                      --                  --
     Shares Redeemed ...........................           (8,422)            (5,221)                (29,916)            (19,904)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS ..................           53,696              8,049                     851              (7,344)
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued .............................            3,020              1,974                   1,183                 655
     Shares Issued in Lieu of Cash Distributions              203                123                      71                  26
     Shares Redeemed ...........................           (1,296)              (280)                   (548)                (50)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS ..................            1,927              1,817                     706                 631
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ..................           55,623              9,866                   1,557              (6,713)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....           57,887             12,564                    (551)               (129)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year ...........................           40,923             28,359                  61,395              61,524
------------------------------------------------------------------------------------------------------------------------------------
   End of Year .................................          $98,810            $40,923                 $60,844             $61,395
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued .............................            6,540              1,365                   3,187               1,292
     Shares Issued in Lieu of Cash Distributions               --                 --                      --                  --
     Shares Redeemed ...........................             (851)              (533)                 (3,073)             (2,072)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARETRANSACTIONS .............            5,689                832                     114                (780)
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued .............................              308                201                     122                  67
     Shares Issued in Lieu of Cash Distributions               20                 12                       3                   3
     Shares Redeemed ...........................             (132)               (28)                    (26)                 (5)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS ............              196                185                      99                  65
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS ....................            5,885              1,017                     213                (715)
====================================================================================================================================

                         The accompanying notes are an integral part of the financial statements.


                                     32 & 33



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                      [Logo Omitted]

                                                                                                                    JANUARY 31, 1997

FOR THE PERIOD ENDED JANUARY 31

                                                                          (IN THOUSANDS)
                                                             -----------------------------------------------------------------------
                                                                           EMERGING GROWTH
                                                                              PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                               2/1/96 TO 1/31/97     2/1/95 TO 1/31/96
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss) ...............                    $  (519)              $  (438)
   Net Realized Gain from Securities Sold .....                      3,935                 6,404
   Net Change in Unrealized Appreciation
     on Investments ...........................                      3,217                10,258
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM INVESTMENT OPERATIONS ...............                      6,633                16,224
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income:
     Class A ..................................                         --                    --
     Class B ..................................                         --                    --
   In Excess of Net Investment Income:
     Class A ..................................                         --                    --
     Class B ..................................                         --                    --
   Net Realized Gains
     Class A ..................................                       (625)                   --
     Class B ..................................                        (43)                   --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS: .......................                       (668)                   --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued ............................                     21,222                10,791
     Shares Issued in Lieu of Cash Distributions                        --                    --
     Shares Redeemed ..........................                    (19,180)              (13,290)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS .................                      2,042                (2,499)
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued ............................                      2,726                 1,475
     Shares Issued in Lieu of Cash Distributions                        42                    --
     Shares Redeemed ..........................                     (1,502)                 (292)
------------------------------------------------------------------------------------------------------------------------------------
   TOTA CLASS B TRANSACTIONS ..................                      1,266                 1,183
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS .................                      3,308                (1,316)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS ...............                      9,273                14,908
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year ..........................                     50,410                35,502
------------------------------------------------------------------------------------------------------------------------------------
   End of Year ................................                    $59,683               $50,410
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued ............................                      1,871                 1,057
     Shares Issued in Lieu of Cash Distributions                        --                    --
     Shares Redeemed ..........................                     (1,547)               (1,276)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARETRANSACTIONS ............                        324                  (219)
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued ............................                        222                   138
     Shares Issued in Lieu of Cash Distributions                         3                    --
     Shares Redeemed ..........................                       (122)                  (27)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS ...........                        103                   111
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS ...................                        427                  (108)
====================================================================================================================================
                         The accompanying notes are an integral part of the financial statements.





                                                                                        (IN THOUSANDS)
                                                      ------------------------------------------------------------------------------
                                                                 CAPITAL APPRECIATION                         EQUITY INCOME
                                                                       PORTFOLIO                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                       2/1/96 TO 1/31/97      2/1/95 TO 1/31/96             8/2/96 TO 1/31/97
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss) .............            $    (21)                $    66                       $   536
   Net Realized Gain from Securities Sold ...               9,585                  12,232                             1
   Net Change in Unrealized Appreciation
     on Investments .........................              15,858                  17,868                         3,790
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM INVESTMENT OPERATIONS .............              25,422                  30,166                         4,327
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income:
     Class A ................................                  --                     (61)                         (522)
     Class B ................................                  --                      --                           (14)
   In Excess of Net Investment Income:
     Class A ................................                 (38)                     --                            --
     Class B ................................                  --                      --                            --
   Net Realized Gains:
     Class A ................................              (5,300)                 (1,472)                           --
     Class B ................................                (198)                    (25)                           --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS: .....................              (5,536)                 (1,558)                         (536)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued ..........................              31,064                  30,408                        39,723
     Shares Issued in Lieu of Cash Distributions               --                      --                            --
     Shares Redeemed ........................             (31,168)                (29,613)                       (1,841)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS ...............                (104)                    795                        37,882
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued ..........................               1,997                   1,493                         1,424
     Shares Issued in Lieu of Cash Distributions              197                      24                            14
     Shares Redeemed ........................                (466)                    (82)                          (27)
------------------------------------------------------------------------------------------------------------------------------------
   TOTA CLASS B TRANSACTIONS ................               1,728                   1,435                         1,411
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ...............               1,624                   2,230                        39,293
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS .............              21,510                  30,838                        43,084
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year ........................             101,845                  71,007                            --
------------------------------------------------------------------------------------------------------------------------------------
   End of Year ..............................            $123,355                $101,845                       $43,084
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued ..........................               2,489                   2,627                         3,875
     Shares Issued in Lieu of Cash Distributions               --                      --                            --
     Shares Redeemed ........................              (2,247)                 (2,509)                         (173)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARE TRANSACTIONS .........                 242                     118                         3,702
------------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued ..........................                 144                     121                           135
     Shares Issued in Lieu of Cash Distributions               14                       2                             1
     Shares Redeemed ........................                 (34)                     (7)                           (2)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS .........                 124                     116                           134
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS .................                 366                     234                         3,836
====================================================================================================================================
                         The accompanying notes are an integral part of the financial statements.


                                     34 & 35


FINANCIAL HIGHLIGHTS


                                                                                                                      [Logo Omitted]

                                                                                                                    JANUARY 31, 1997

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD






                                          NET ASSET                  NET REALIZED     DISTRIBUTIONS     NET ASSET
                                           VALUE,           NET      AND UNREALIZED     FROM NET         VALUE
                                          BEGINNING     INVESTMENT   GAINS (LOSSES)    INVESTMENT        END OF
                                          OF PERIOD       INCOME     ON INVESTMENTS      INCOME          PERIOD
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                                        $ 1.00         $ 0.05         --              $(0.05)        $ 1.00
1996                                          1.00           0.06         --               (0.06)          1.00
1995                                          1.00           0.04         --               (0.04)          1.00
1994 (1)                                      1.00             --         --                  --           1.00
CLASS B
1997                                        $ 1.00         $ 0.05         --              $(0.05)        $ 1.00
1996                                          1.00           0.05         --               (0.05)          1.00
1995 (2)                                      1.00           0.04         --               (0.04)          1.00
------------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                                        $10.12         $ 0.49        $(0.17)          $(0.49)        $ 9.95
1996                                          9.36           0.49          0.76            (0.49)         10.12
1995                                         10.17           0.46         (0.81)           (0.46)          9.36
1994 (1)                                     10.00           0.07          0.17            (0.07)         10.17
CLASS B
1997                                        $10.11         $ 0.47        $(0.16)          $(0.47)        $ 9.95
1996                                          9.36           0.47          0.75            (0.47)         10.11
1995                                         10.17           0.43         (0.81)           (0.43)          9.36
1994 (3)                                     10.07           0.05          0.10            (0.05)         10.17
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                                        $10.15         $ 0.56        $(0.39)          $(0.56)        $ 9.76
1996                                          9.09           0.55          1.06            (0.55)         10.15
1995                                         10.06           0.51         (0.97)           (0.51)          9.09
1994 (1)                                     10.00           0.08          0.06            (0.08)         10.06
CLASS B
1997                                        $10.15         $ 0.53        $(0.38)          $(0.53)        $ 9.77
1996                                          9.10           0.53          1.05            (0.53)         10.15
1995                                         10.06           0.49         (0.96)           (0.49)          9.10
1994 (4)                                     10.01           0.04          0.05            (0.04)         10.06
------------------------------------------------------------------------------------------------------------------------------------

  (1) Commenced operations on December 1, 1993. All ratios for the period have been annualized.
  (2) Commenced operations on February 7, 1994. All ratios for the period have been annualized.
  (3) Commenced operations on December 17, 1993. All ratios for the period have been annualized.
  (4) Commenced operations on December 31, 1993. All ratios for the period have been annualized.

                         The accompanying notes are an integral part of the financial statements.





                                                                                                             RATIO OF
                                                                                                RATIO OF  NET INVESTMENT
                                                                                  RATIO OF    EXPENSES TO   INCOME TO
                                                                   RATIO OF    NET INVESTMENT   AVERAGE      AVERAGE
                                                    NET ASSETS,   EXPENSES TO      INCOME      NET ASSETS   NET ASSETS   PORTFOLIO
                                           TOTAL      END OF        AVERAGE      TO AVERAGE    (EXCLUDING   (EXCLUDING   TURNOVER
                                          RETURN   PERIOD (000)   NET ASSETS     NET ASSETS     WAIVERS)     WAIVERS)      RATE
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                                       5.11%     $90,301         0.49%          5.00%         0.66%       4.83%        N/A
1996                                       5.65       84,660         0.49           5.50          0.64        5.35         N/A
1995                                       4.15       77,295         0.49           4.08          0.69        3.88         N/A
1994 (1)                                   2.95       82,477         0.49           2.89          0.80        2.58         N/A
CLASS B
1997                                       4.85%     $ 7,501         0.74%          4.75%         0.91%       4.58%        N/A
1996                                       5.39        6,154         0.74           5.15          0.89        5.00         N/A
1995 (2)                                   3.95          669         0.74           4.33          0.93        4.14         N/A
------------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                                       3.35%     $92,619         0.75%          5.01%         0.85%       4.91%         26%
1996                                      13.66       36,611         0.75           5.02          0.89        4.88          43
1995                                      (3.38)      26,096         0.75           4.88          1.09        4.54          28
1994 (1)                                   2.43       20,477         0.75           4.18          1.62        3.31          17
CLASS B
1997                                       3.19%     $ 6,191         1.00%          4.76%         1.10%       4.66%         26%
1996                                      13.26        4,312         1.00           4.78          1.14        4.64          43
1995                                      (3.62)       2,263         1.00           4.68          1.34        4.34          28
1994 (3)                                   1.48          935         1.00           3.87          2.14        2.73          17
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                                       1.83%     $59,014         0.83%          5.75%         1.16%       5.42%         46%
1996                                      18.14       60,228         0.83           5.68          1.11        5.40          28
1995                                      (4.48)      61,067         0.83           5.61          1.17        5.27          13
1994 (1)                                   1.39       34,654         0.83           4.64          1.49        3.98           5
CLASS B
1997                                       1.69%     $ 1,830         1.08%          5.50%         1.41%       5.17%         46%
1996                                      17.72        1,167         1.08           5.39          1.36        5.11          28
1995                                      (4.62)         457         1.08           5.34          1.42        5.00          13
1994 (4)                                   0.89          141         1.08           4.47          2.00        3.35           5
------------------------------------------------------------------------------------------------------------------------------------

  (1) Commenced operations on December 1, 1993. All ratios for the period have been annualized.
  (2) Commenced operations on February 7, 1994. All ratios for the period have been annualized.
  (3) Commenced operations on December 17, 1993. All ratios for the period have been annualized.
  (4) Commenced operations on December 31, 1993. All ratios for the period have been annualized.

                         The accompanying notes are an integral part of the financial statements.


                                     36 & 37


FINANCIAL HIGHLIGHTS


                                                                                                                      [Logo Omitted]

                                                                                                                    JANUARY 31, 1997

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD






                                     NET ASSET                 NET REALIZED  DISTRIBUTIONS DISTRIBUTIONS  NET ASSET
                                       VALUE,       NET       AND UNREALIZED   FROM NET        FROM         VALUE,
                                     BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT      CAPITAL      END OF       TOTAL
                                     OF PERIOD  INCOME (LOSS) ON INVESTMENTS    INCOME         GAINS       PERIOD      RETURN
------------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                                  $11.43      $(0.10)         $1.16          $--          $(0.15)      $12.34       9.30%
1996                                    7.86       (0.10)          3.67           --           --           11.43      45.42
1995                                   10.48       (0.06)         (2.56)          --           --            7.86     (25.00)
1994 (1)                               10.00          --           0.48           --           --           10.48      (4.80)
CLASS B
1997                                  $11.36      $(0.12)         $1.15          $--          $(0.15)      $12.24       9.09%
1996                                    7.83       (0.12)          3.65           --           --           11.36      45.08
1995                                   10.48       (0.06)         (2.59)          --           --            7.83     (25.29)
1994 (2)                                9.77          --           0.71           --           --           10.48       7.27
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                                  $13.31      $   --          $2.86          $(0.01)      $(0.78)      $15.38      22.06%
1996                                    9.57        0.01           3.93           (0.01)       (0.19)       13.31      41.31
1995                                   10.53        0.03          (0.96)          (0.03)       --            9.57      (8.84)
1994 (1)                               10.00          --           0.53           --           --           10.53       5.30
CLASS B
1997                                  $13.25      $(0.03)         $2.84          $--          $(0.78)      $15.28      21.81%
1996                                    9.55       (0.01)          3.90           --           (0.19)       13.25      40.88
1995                                   10.52        0.01          (0.97)          (0.01)       --            9.55      (9.11)
1994 (3)                               10.33          --           0.19           --           --           10.52       1.84
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997(4)                               $10.00      $ 0.16          $1.23          $(0.16)      $--          $11.23      13.98%
CLASSB
1997 (4)                              $10.00      $ 0.15          $1.24          $(0.15)      $--          $11.24      13.98%
------------------------------------------------------------------------------------------------------------------------------------




                                                                                             RATIO OF
                                                                              RATIO OF     NET INVESTMENT
                                                               RATIO OF      EXPENSES TO    INCOME (LOSS)
                                               RATIO OF     NET INVESTMENT     AVERAGE       TO AVERAGE
                                NET ASSETS,   EXPENSES TO    INCOME (LOSS)    NET ASSETS      NET ASSETS    PORTFOLIO     AVERAGE
                                 END OF        AVERAGE       TO AVERAGE       (EXCLUDING     (EXCLUDING     TURNOVER    COMMISSION
                               PERIOD (000)   NET ASSETS      NET ASSETS       WAIVERS)       WAIVERS)        RATE         RATE
------------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                           $55,924           1.15%          (0.91)%          1.33%         (1.09)%        119%        $0.0574
1996                            48,090           1.15           (0.92)           1.32          (1.09)         117           N/A
1995                            34,772           1.15           (0.75)           1.42          (1.02)         126           N/A
1994 (1)                        36,670           1.15           (0.83)           1.70          (1.38)           7           N/A
CLASS B
1997                           $ 3,759           1.40%          (1.15)%          1.58%         (1.33)%        119%        $0.0574
1996                             2,320           1.40           (1.19)           1.57          (1.36)         117           N/A
1995                               730           1.40           (0.98)           1.67          (1.25)         126           N/A
1994 (2)                           330           1.40           (1.08)           2.15          (1.83)           7           N/A
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997                          $118,873           1.02%          (0.01)%          1.28%         (0.27)%         90%        $0.0739
1996                            99,612           1.02            0.08            1.27          (0.17)         119           N/A
1995                            70,502           1.02            0.28            1.33          (0.03)         107           N/A
1994 (1)                        54,022           1.02            0.12            1.51          (0.37)           7           N/A
CLASS B
1997                           $ 4,482           1.27%          (0.27)%          1.53%         (0.53)%         90%        $0.0739
1996                             2,233           1.27           (0.16)           1.52          (0.41)         119           N/A
1995                               505           1.27            0.02            1.58          (0.29)         107           N/A
1994 (3)                           171           1.27            0.19            2.01          (0.55)           7           N/A
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1997(4)                        $41,580           1.20%           3.27%           1.25%          3.22%          10%        $0.0787
CLASSB
1997 (4)                       $ 1,504           1.45%           3.02%           1.50%          2.97%          10%        $0.0787
------------------------------------------------------------------------------------------------------------------------------------

 (1)  Commenced operations on December 1, 1993. All ratios for the period have been annualized.
 (2)  Commenced operations on December 29, 1993. All ratios for the period have been annualized.
 (3)  Commenced operations on December 31, 1993. All ratios for the period have been annualized.
 (4)  Commenced operations on August 2, 1996. All ratios for the period have been annualized.

                         The accompanying notes are an integral part of the financial statements.


                                     38 & 39

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION
The Arbor Fund (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993, other than those related to organizational matters and the sale of initial shares to SEI Fund Resources (the "Administrator"), on October 9, 1992. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's OVB Family of Funds. The OVB Family of Funds includes the Prime Obligations Portfolio (the "Money Market Portfolio"), Capital Appreciation Portfolio, Emerging Growth Portfolio, Equity Income Portfolio (the "Equity Portfolios"), Government Securities Portfolio and West Virginia Tax-Exempt Income Portfolio (the "Fixed Income Portfolios"). The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The Portfolios are registered to offer two classes of shares:
Class A and Class B (see note 3).

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION--
Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price.Debt obligations with sixty days or less until maturity may be valued at their amortized cost.
     Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

FEDERAL INCOME TAXES--
It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

                                                                  [Logo Omitted]

                                                                JANUARY 31, 1997

Accordingly, no provision for Federal income taxes is required in the financial statements.

SECURITY TRANSACTIONS AND RELATED INCOME--
Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS--
The Portfolios, except the West Virginia Tax-Exempt Income Portfolio, invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

CLASSES--
Class specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes of shares on the basis of their relative daily net assets.

EXPENSES--
Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net assets. Class B shares bear a class specific 12b-1 fee. Income, other expenses and accumulated realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of relative net asset value each day.

DISTRIBUTIONS--
Distributions from net investment income for the Equity Portfolios are paid to shareholders in the form of quarterly dividends. Distributions from net investment income for the Money Market and Fixed Income Portfolios are declared daily and paid to shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined

                                                                     (CONTINUED)
under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature.To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.
     $519,000 relating to permanent differences attributable to cumulative net operating losses of the Emerging Growth Portfolio as of January 31, 1997, has been reclassified from that portfolio's accumulated net investment losses to paid-in capital. This reclassification has no effect on net assets or net asset value per share.

3. INVESTMENT ADVISORY, ADMINISTRATION,
   TRANSFER AGENT, AND DISTRIBUTION AGREEMENTS:
One Valley Bank, National Association (the "Adviser") serves as investment adviser to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Prime Obligations Portfolio --.25%, Capital Appreciation Portfolio --.95%, Emerging Growth Portfolio --.95%, Equity Income Portfolio --.74%, Government Securities Portfolio --.75% and West Virginia Tax-Exempt Income Portfolio--.45%. The Adviser has agreed to voluntarily waive a portion of its fee so that the total annual expenses of each portfolio will not exceed the voluntary expense limitations adopted by the Adviser. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Adviser, exceed the specific limitations, the Adviser has agreed to bear such excess. Fee waivers by the Adviser are voluntary and may be terminated at any time.
     Wellington Management Company, LLP (the "Sub-Adviser") serves as the investment sub-adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that the Sub-Adviser manages for the Trust, including assets of funds other than the

                                                                  [Logo Omitted]

                                                                JANUARY 31, 1997


Prime Obligations Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets."
     The Trust and the Administrator have entered into an administration agreement. Under terms of the administration agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each Portfolio. There is a minimum annual fee of $100,000 payable to the Administrator by each Portfolio. The Administrator has voluntarily agreed to waive a portion of its fee relating to the West Virginia Tax-Exempt Income Portfolio in order to limit that Portfolio's administration fee to .20% of its average daily net assets on an annualized basis. The Administrator also serves as the shareholder servicing agent for the Trust. Compensation for this service is paid under the administration agreement.
     DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.
     The Trust and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, have entered into a distribution agreement. The Class B shares of each Portfolio have a distribution plan (the "Class B Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As provided in the Distribution Agreement and the Class B Plan, the Trust will pay a fee, at an annual rate of .25% of each Portfolio's average daily net assets attributable to Class B shares to the Distributor as compensation for its services.

4. ORGANIZATIONAL COSTS AND
TRANSACTIONS WITH AFFILIATES:
Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $23,000 for organizational work performed by a law firm of which two officers of the Trust and a Trustee of the Trust are partners.
     Certain officers of the Trust and a Trustee are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.

                                                                     (CONTINUED)

5. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the period ended January 31, 1997 were as follows:

                        WEST VIRGINIA TAX-
                    EXEMPT INCOME PORTFOLIO (A)
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER     TOTAL
                    (000)        (000)       (000)
                   -------      -------     -------
Purchases            $ --       $22,962     $22,962
Sales                  --        14,323      14,323

                GOVERNMENT SECURITIES PORTFOLIO (B)
                    U.S.
                 GOVERNMENT
                 SECURITIES     ALL OTHER    TOTAL
                    (000)         (000)      (000)
                   -------      -------     -------
Purchases          $ 7,973       $  491     $ 8,464
Sales               23,351        1,556      24,907

                    EMERGING GROWTH PORTFOLIO (C)
                    U.S.
                 GOVERNMENT
                 SECURITIES     ALL OTHER    TOTAL
                    (000)         (000)      (000)
                   -------      -------     -------
Purchases            $ --       $63,624     $63,624
Sales                  --        64,608      64,608

                 CAPITAL APPRECIATION PORTFOLIO (D)
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER     TOTAL
                    (000)        (000)       (000)
                   -------      -------     -------
Purchases            $ --       $80,427     $80,427
Sales                  --        94,761      94,761

                       EQUITY INCOME PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER     TOTAL
                    (000)        (000)       (000)
                   -------      -------     -------
Purchases          $ 5,011      $33,929     $38,940
Sales                3,006           75       3,081

At January 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 1997, for each Equity and Fixed Income Portfolio is as follows:

                                                        NET
                                                    UNREALIZED
                   APPRECIATED     DEPRECIATED     APPRECIATION/
                    SECURITIES     SECURITIES      (DEPRECIATION)
                       (000)          (000)            (000)
                   -----------     -----------     --------------
West Virginia
  Tax-Exempt
  Income            $ 3,958          $(438)           $ 3,520
Government
  Securities          1,506           (689)               817
Emerging
  Growth             16,205           (753)            15,452
Capital
  Appreciation       39,031            (79)            38,952
Equity
  Income              3,969           (179)             3,790

     At January 31, 1997, the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ending:

                                                CAPITAL         POST
                                                  LOSS        10/31/96
                                              CARRYFORWARDS   DEFERRED
                 2003       2004     2005       UTILIZED       LOSSES
                 (000)      (000)    (000)       (000)          (000)
                 ------    ------    ------     ------         ------
Prime
   Obligations    $  6      $--       $--       $  2          $   3
West Virginia
   Tax-Exempt
     Income         24      141       48          --             --
Government
   Securities       --       59       --          12             --
Emerging
   Growth           --       --       --       4,170            903


(a) Does not include $46,931,572 of securities received in exchange for shares of the Portfolio.
(b) Does not include $19,014,338 of securities received in exchange for shares of the Portfolio.
(c) Does not include $7,198,673 of securities received in exchange for shares of the Portfolio.
(d) Does not include $11,128,529 of securities received in exchange for shares of the Portfolio.

                                                                  [Logo Omitted]

                                                                JANUARY 31, 1997


For tax purposes, capital losses can be carried foward for a maximum of eight years to offset any future net realized capital gains. Post-October deferred losses have been deferred to fiscal year 1998 for tax purposes.


6. CONCENTRATION OF CREDIT RISK:

The Money Market Portfolio invests primarily in money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories assigned by a nationally recognized statistical rating organization or, if not rated, are believed to be of comparable quality. The Fixed Income Portfolios invest primarily in marketable debt instruments. The market value of these investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

7. IN KIND TRANSFER OF SECURITIES:
During the period ended January 31, 1997, the following Portfolios issued shares of beneficial interest in exchange for portfolio securities at their current value from certain accounts managed by One Valley Bank, N.A.:

                    SHARES      SECURITIES     UNREALIZED
                    ISSUED       RECEIVED     APPRECIATION
                  ----------   -----------    ------------
West Virginia
  Tax-Exempt
  Income ......   4,712,005    $46,931,572     $8,951,535
Government
  Securities ..   1,918,702     19,014,338      1,426,736
Emerging Growth     584,782      7,198,673      2,378,851
Capital
  Appreciation      781,497     11,128,529      8,894,598

     The tax basis of the securities exchanged for shares of beneficial interest of the Portfolios was carried over and included the unrealized appreciation shown above.

     NOTICE TO SHAREHOLDERS OF THE OVB FUNDS

UNAUDITED

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

For the fiscal year ended January 31, 1997 the portfolios of the OVB Family of Funds are designating long term capital gains and qualifying dividend income with regard to distributions paid during the year as follows:

                                       (A)             (B)
                                    LONG TERM       ORDINARY
                                  CAPITAL GAINS      INCOME           TOTAL
                                  DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
PORTFOLIO                          (TAX BASIS)     (TAX BASIS)     (TAX BASIS)
---------                         -------------   -------------   --------------
Prime Obligations Money Market..        0%            100%            100%
Capital Appreciation............       99%              1%            100%
Emerging Growth.................      100%              0%            100%
Equity Income...................        0%            100%            100%
Government Securities...........        0%            100%            100%
WestVirginia Tax-Exempt Income..        0%            100%            100%

                                       (C)             (D)
                                   QUALIFYING      TAX EXEMPT
PORTFOLIO                         DIVIDENDS (1)   INTEREST (2)
---------                         -------------   ------------
Prime Obligations Money Market..        0%              0%
Capital Appreciation............        0%              0%
Emerging Growth.................        0%              0%
Equity Income...................       70%              0%
Government Securities...........        4%              0%
WestVirginia Tax-Exempt Income..        0%            100%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) None of the OVB Funds satisfy California's, Connecticut's, or New York's statutory requirements to pass through income from Federal obligations. Accordingly, the pro rata portion of income from Federal obligations will not be exempt from these states' respective income tax.
* Items (A) and (B) are based on the percentage of each Portfolio's total distribution.
**  Item (C) is based on the percentage of ordinary income of the fund.
*** Item (D) is based on the percentage of the gross income of the fund.

                                      Notes

                                      Notes

                                   BACK COVER